UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

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ISORAY, INC.

(Name of Registrant as Specified in Its Charter)

N/A

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January 21, 2014

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of IsoRay, Inc. (the "Company") to be held at the Westin La Paloma Resort, 3800 East Sunrise Drive, Tucson, Arizona 85718 at 11:00 a.m. local time on Wednesday, March 5, 2014.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company and its primary operating subsidiary, IsoRay Medical, Inc. Directors and officers of the Company and a representative of the Company's auditor are expected to be present to respond to appropriate questions from shareholders.

Detailed information concerning our activities and operating performance during the fiscal year ended June 30, 2013 is contained in our Annual Report to Shareholders.

As we have done in the past, this year, in accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. We believe this procedure makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.

Whether or not you expect to attend in person, we urge you to vote your shares as soon as possible. As an alternative to voting in person at the meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting by any of these methods will ensure your representation at the meeting and will help ensure the presence of a quorum at the meeting.

Your vote is important. Whether or not you are able to attend in person, it is important that your shares be represented at the Annual Meeting. Accordingly, we ask that you please vote over the Internet or by telephone at your earliest convenience, or, if you receive a paper proxy card and voting instructions by mail, that you complete, sign and date the proxy card and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) as soon as possible. If you do attend the Annual Meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting.

We look forward to seeing you at the Annual Meeting.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Admission to the meeting will be on a first-come, first-served basis. Shareholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date to enter the meeting. Cameras, recording devices and other electronic equipment will not be permitted in the meeting.

Sincerely,

Dwight Babcock

CEO and Chairman of the Board

350 Hills Street, Suite 106

Richland, WA 99354

www.isoray.com

ISORAY, INC.

NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS

TIME AND DATE	11:00 a.m., MST, on Wednesday, March 5, 2014

PLACE	Westin La Paloma Resort, 3800 East Sunrise Drive, Tucson, Arizona 85718

ITEMS OF BUSINESS	1.	To elect four directors to hold office until the Fiscal 2015 Annual Meeting of Shareholders;

	2.	To ratify the appointment of DeCoria, Maichel & Teague, P.S. as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2014;

	3.	Hold an advisory vote to approve the compensation of the Company's named executive officers as disclosed pursuant to the compensation rules of the Securities and Exchange Commission in this Proxy Statement under the caption "Executive Compensation;"

	4.	Hold an advisory vote on whether the Company should include an advisory vote of the shareholders on the compensation of the Company's named executive officers pursuant to Section 14A of the Securities Exchange Act every year, two years or three years;

	5.	To approve the Company's 2014 Employee Stock Option Plan;

	6.	To approve an amendment to the warrants to purchase 5,648,737 shares of common stock issued in the August 2013 public offering to (i) reduce the exercise price to $0.535 per share, (ii) reduce the call price to $0.85 per share, and (iii) reduce the exercise term to 18 months; and

	7.	To take action on any other business that may properly be considered at the Annual Meeting or any adjournment thereof.

BOARD OF DIRECTORS RECOMMENDATION	The Board of Directors recommends that you vote "FOR" the election of each nominee for the Board of Directors, "FOR" Items 2, 3, 5 and 6 and "3 YEARS" on Item 4.

ADJOURNMENTS AND POSTPONEMENTS

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

RECORD DATE	You may vote at the Annual Meeting if you were a shareholder of record at the close of business on January 6, 2014. If your shares are held in an account at a brokerage firm, bank or similar organization, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how you can direct that organization to vote your shares.

INTERNET ACCESS TO PROXY MATERIALS

Under rules adopted by the Securities and Exchange Commission, we are providing access to our 2014 Annual Meeting materials, which include the accompanying Proxy Statement and our June 30, 2013 Annual Report on Form 10-K, over the Internet in lieu of mailing printed copies. We will begin mailing, on or about January 21, 2014, a "Notice of Internet Availability of Proxy Materials" (which is different than this Notice of Annual Meeting of Stockholders) to our stockholders. The Notice of Internet Availability of Proxy Materials will contain instructions on how to access and review the 2014 Annual Meeting materials and vote online. The Notice of Internet Availability of Proxy Materials also will contain instructions on how you can request a printed copy of the 2014 Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner.

VOTING	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and our 2013 Annual Report on Form 10-K and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the Notice of Internet Availability of Proxy Materials and the section entitled "General Information About the Annual Meeting and Voting" beginning on page 1 of the accompanying Proxy Statement.

ADMISSION	Space limitations make it necessary to limit attendance at the Annual Meeting to shareholders. If your shares are held in an account at a brokerage firm, bank or similar organization and you wish to attend the Annual Meeting, you must obtain a letter from that brokerage firm, bank or similar organization confirming your beneficial ownership of the shares as of the record date and bring it to the Annual Meeting. Admission to the Annual Meeting will be on a first-come, first-served basis. Cameras and recording devices will not be permitted at the Annual Meeting.

By Order of the Board of Directors,

Krista Cline
Secretary

This Notice of Annual Meeting, Proxy Statement and accompanying proxy card are being distributed on or about January 21, 2014.

ISORAY, INC.

350 Hills Street, Suite 106

Richland, Washington 99354

____________________

PROXY STATEMENT

Annual Meeting of Shareholders

March 5, 2014

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the "Board") of IsoRay, Inc. of proxies to be voted at the Company's Fiscal 2014 Annual Meeting of Shareholders to be held on March 5, 2014 (the "Annual Meeting"), and at any adjournment or postponement of the Annual Meeting. These proxy materials were first sent on or about January 21, 2014 to shareholders entitled to vote at the Annual Meeting.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

You are receiving a proxy statement from us because you owned shares of our common or Series B preferred stock at the close of business on the January 6, 2014 record date for the Annual Meeting. This proxy statement describes matters on which we would like you, as a shareholder, to vote. It also gives you information on these matters so that you can make an informed decision.

When you sign and return the proxy card, you appoint Dwight Babcock and Robert Kauffman, and each of them individually, as your representatives at the meeting. Dwight Babcock and Robert Kauffman will vote your shares at the meeting as you have instructed them. This way your shares will be voted regardless of whether you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return the enclosed proxy card in advance of the meeting just in case your plans change. Returning the proxy card will not affect your right to attend or vote at the Annual Meeting.

If a matter comes up for vote at the Annual Meeting that is not described in this proxy statement or listed on the proxy card, Dwight Babcock and Robert Kauffman will vote your shares, under your proxy, in their discretion. As of the date of this proxy statement, we do not expect that any matters other than those described in this proxy statement will be voted upon at the Annual Meeting.

 Will I be receiving printed copies of the 2014 Annual Meeting materials?

You will not receive printed copies unless you request them by following the instructions in the "Notice of Internet Availability of Proxy Materials" (the "Notice") that you will receive in the mail. The Notice is different than the Notice of Annual Meeting of Stockholders that accompanies this Proxy Statement. We will begin mailing the Notice to stockholders on or about January 21, 2014.

Under rules adopted by the Securities and Exchange Commission (the "SEC"), we are providing access to our 2014 Annual Meeting materials, which include this Proxy Statement and our Annual Report, over the Internet in lieu of mailing printed copies. The Notice will contain instructions on how to access and review the 2014 Annual Meeting materials and vote online. This electronic access process is designed to expedite shareholders' receipt of materials, lower the cost of the Annual Meeting and help conserve natural resources. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

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The Notice also will contain instructions on how you can request, at no cost, a printed copy of the 2014 Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner. By following the instructions in the Notice, you may request to receive, at no cost, a copy via e-mail of the 2014 Annual Meeting materials and materials for future proxy solicitations. Your request to receive materials via e-mail will remain in effect until you terminate it.

 Can I mark my votes on the Notice and send it back to the Company or my broker?

No.    The Notice is not a ballot. You cannot use it to vote your shares. If you mark your vote on the Notice and send it back to the Company or your broker, your vote will not count.

How can I get electronic access to the 2014 Annual Meeting materials?

The Notice will provide you with instructions regarding how to view the 2014 Annual Meeting materials on the Internet.

This Proxy Statement and our Annual Report are also available without charge on the Company's website at isoray.com and the SEC's website at sec.gov. By referring to our website, we do not incorporate the website or any portion of the website by reference into this Proxy Statement.

The Notice will also contain instructions on how you can elect to receive future proxy materials electronically by e-mail. Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company's annual meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Who may vote at the Annual Meeting?

The Board has set January 6, 2014 as the record date for the Annual Meeting. If you were the owner of Company common or Series B preferred stock at the close of business on January 6, 2014 (the "record date"), you may vote at the Annual Meeting. You are entitled to one vote for each share of common or Series B preferred stock you held on the record date. If your shares are held in an account at a brokerage firm, bank or similar organization, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how to direct that organization to vote your shares.

What proposals will be voted on at the Annual Meeting?

Six proposals are scheduled to be voted on at the Annual Meeting. The first is the election of four directors to hold office until the Fiscal 2015 Annual Meeting of Shareholders. The second is the ratification of the appointment by the Audit Committee of DeCoria, Maichel & Teague, P.S. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2014. The third is an advisory vote by the shareholders to approve the compensation of the Company's named executive officers as disclosed in the compensation tables and the related disclosure contained in this proxy statement under the caption "Executive Compensation." The fourth is an advisory vote by the shareholders on whether to include an advisory vote of the shareholders on the compensation of the Company's named executive officers pursuant to Section 14A of the Securities Exchange Act either every year, every two years, or every three years. The fifth is the approval of the 2014 Employee Stock Option Plan. The sixth is the approval of an amendment to the warrants to purchase 5,648,737 shares of common stock issued in the August 2013 public offering to (i) reduce the exercise price to $0.535 per share, (ii) reduce the call price to $0.85 per share, and (iii) reduce the exercise term to 18 months.

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How many votes are required to approve the proposals?

The presence, in person or by proxy, of a majority of the outstanding shares of our common stock and Series B preferred stock voting together as one class is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, we will use the proposal receiving the greatest number of all votes "for" or "against" and abstentions (including instructions to withhold authority to vote). As of January 6, 2014, there were 38,419,502 shares of common stock and 59,065 shares of Series B preferred stock outstanding.

In voting with regard to the proposal to elect directors ("Proposal 1"), you may vote in favor of all nominees, withhold your vote as to all nominees or vote in favor of or withhold your vote as to specific nominees. The vote required to approve Proposal 1 is governed by Minnesota law and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, in accordance with Minnesota law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of directors.

In voting with regard to the proposal to ratify the Audit Committee's appointment of the independent registered public accounting firm ("Proposal 2"), with regard to the advisory shareholder approval of our executive compensation ("Proposal 3"), with regard to the proposal to adopt the 2014 Stock Option Plan ("Proposal 5"), and with regard to the proposal to amend the exercise price, call price and exercise term of the August 2013 warrants ("Proposal 6"), you may vote in favor of the proposals, vote against the proposals or abstain from voting. In voting with regard to the advisory shareholder vote on the frequency of future advisory shareholder votes on executive compensation ("Proposal 4"), you may vote "1 year," "2 years," "3 years" or "abstain."

The vote required to approve Proposals 2, 3, 4, 5 and 6 is governed by Minnesota law and is the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required obtaining the necessary majority vote and therefore will have the same legal effect as voting against Proposals 2, 3 and 4. Any broker non-votes with respect to Proposals 3, 4, 5 and 6 will not count as shares entitled to vote on this proposal and therefore will be disregarded for purposes of determining the outcome of the vote on this proposal. Because your votes on Proposals 2, 3 and 4 are advisory, they will not be binding on the Board or the Company. However, the Board and the appropriate committees will consider the outcome of each of the advisory votes when making future decisions regarding the selection of our independent registered public accounting firm, when making future compensation decisions for our executive officers, and when making future decisions regarding the frequency of the advisory vote on the compensation of our executive officers.

You may either vote "FOR", "AGAINST" or "ABSTAIN" on Proposals 2, 3, 5 and 6, "1 YEAR", "2 YEARS", "3 YEARS" or "ABSTAIN" on Proposal 4, and "FOR" or "WITHHOLD" authority to vote for each nominee for the Board. If you withhold authority to vote for the election of directors, your shares will not be voted with respect to the director or directors identified. If you sign and submit your proxy card without voting instructions, your shares will be voted "FOR" Proposals 2, 3, 5 and 6, "3 YEARS" on Proposal 4, and "FOR" all director nominees.

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Under the rules of the New York Stock Exchange (the "Exchange") that govern most domestic stock brokerage firms, member firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for shareholder action, vote in their discretion upon proposals which are considered "discretionary" proposals under the rules of the Exchange. These votes by brokerage firms are considered as votes cast in determining the outcome of any discretionary proposal. Member brokerage firms that have received no instructions from their clients as to "non-discretionary" proposals do not have discretion to vote on these proposals. If the brokerage firm returns a proxy card without voting on a non-discretionary proposal because it received no instructions, this is referred to as a "broker non-vote" on the proposal. "Broker non-votes" are considered in determining whether a quorum exists at the Annual Meeting, but are not considered as votes cast in determining the outcome of any proposal. We believe that Proposal 2 is the only discretionary proposal.

In summary, if you do not vote your proxy, your brokerage firm or other nominee may either:

•	vote your shares on routine matters (Proposal 2) and cast a "broker non-vote" on non-routine matters (Proposals 1, 3, 4, 5 and 6); or

•	leave your shares unvoted altogether.

We encourage you to provide instructions to your brokerage firm or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the Annual Meeting.

As of January 6, 2014, our directors and executive officers held or controlled approximately 679,494 shares of our common stock, constituting approximately 1.77% of the outstanding common stock. As of January 6, 2014, our directors and executive officers did not hold or control any shares of our preferred stock. We believe that these holders will vote all of their shares of common stock in accordance with the Board's recommendations on each of the proposals.

Sabby Healthcare Volatility Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. (collectively, the "Sabby Funds"), the beneficial owners, collectively, of less than 1% of the outstanding shares of Common Stock and voting power of the Company as of January 6, 2014 (excluding unexercised warrants and unconverted Series D preferred stock), have informed the Company that they intend to vote in favor of Proposal 6. However, under NYSE MKT rules, any votes by the Sabby Funds or their affiliates will not be counted in determining whether Proposal 6 is approved. For more information on shares beneficially owned by the Sabby Funds, see "Security Ownership of Certain Beneficial Owners and Management" herein.

How does the Board recommend that I vote?

The Board recommends that you vote your shares "FOR" Proposals 2, 3, 5 and 6 and all of the director nominees, and vote "3 YEARS" for Proposal 4.

With respect to Proposals 3 and 4, the Board believes that the compensation of the Company's named executive officers is fair and reasonable and that requiring future advisory votes on executive compensation every three years is the preferred approach, as this will minimize the costs associated with soliciting shareholder approval of executive compensation arrangements, while still providing shareholders with a meaningful opportunity to provide input into the executive compensation process. It will also provide time for the Company to implement any changes it deems advisable following each advisory vote. As the Company's named executive officers are few in number, and both the named executive officers themselves, and their compensation arrangements, do not change frequently, holding the advisory vote every three years is the recommendation of the Board.

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With respect to Proposal 6, the Company is under a contractual obligation to recommend a "FOR" vote.

Can my shares be voted on matters other than those described in this Proxy Statement?

  Only under limited circumstances. We have not received proper notice of, and are not aware of, any business to be transacted at the Annual Meeting other than as indicated in this Proxy Statement. If any other item or proposal properly comes before the meeting, the proxies received will be voted on those matters in accordance with the discretion of the proxy holders.

How do I vote my shares without attending the Annual Meeting?

Shareholders of record can vote as follows:

•	Via the Internet: Shareholders may vote through the Internet by following the instructions included with your Notice Regarding the Availability of Proxy Materials.

•	By Telephone: Shareholders may vote by telephone by following the instructions included with your Notice Regarding the Availability of Proxy Materials.

•	By Mail: Those shareholders who receive a paper proxy card in the mail may sign, date and return their proxy cards in the pre-addressed, postage-paid envelope that is provided with the mailed proxy materials. If you have misplaced your return envelope or need to return a proxy card from outside the United States, you may mail your proxy card to the address listed on the proxy card.

•	At the Meeting: If you attend the Annual Meeting, you may vote in person by ballot, even if you have previously returned a proxy card or otherwise voted.

If your shares are held in "street name" through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. Please follow the directions you are given carefully so your vote is counted. "Street name" shareholders who wish to vote in person at the Annual Meeting will need to obtain a proxy form from the institution that holds your shares and present it to the inspector of elections with your ballot.

How do I vote my shares in person at the Annual Meeting?

If you are a shareholder of record and prefer to vote your shares at the Annual Meeting, you should bring the enclosed proxy card or proof of identification to the Annual Meeting. You may vote shares held in street name at the Annual Meeting only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or proxy card so your vote will be counted even if you later decide not to attend the Annual Meeting.

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May shareholders ask questions at the Annual Meeting?

Yes. Representatives of the Company will answer a limited number of shareholders' questions of general interest at the end of the Annual Meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

What does it mean if I receive more than one proxy card?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card.

May I change my vote?

Yes. If you vote by mail, Internet or telephone, you may later change your vote and revoke your proxy card by:

•	Sending a written statement to that effect to the Secretary of the Company that is received before the commencement of the Annual Meeting on March 5, 2014;
•	Voting again via the Internet or telephone;
•	Submitting a properly signed proxy card with a later date;
•	Voting in person at the Annual Meeting; or

•	If you hold shares through a bank or brokerage firm, by contacting your financial institution and following its procedure to revoke your prior voting instructions.

Where can I find the voting results of the meeting?

We will announce preliminary voting results at the Annual Meeting. We will publish the final results in a report on Form 8-K that we will file with the SEC shortly after the Annual Meeting.

PROPOSAL 1 – ELECTION OF DIRECTORS

Nominees

Our Board currently consists of four members. The Board of Directors oversees our business affairs and monitors the performance of management. In accordance with basic principles of corporate governance, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman, key executive officers and our principal external advisers (legal counsel, auditors, and other professionals), by reading reports and other materials that are sent to them and by participating in Board and committee meetings.

The Board, on the recommendation of the Nominations and Corporate Governance Committee, has nominated the following four existing members of the Board for re-election to the Board at the Fiscal 2014 Annual Meeting: Dwight Babcock, Robert Kauffman, Thomas LaVoy and Philip J. Vitale, M.D. If elected as a director at the Annual Meeting, each of the nominees would serve a one-year term expiring at the Fiscal 2015 Annual Meeting of Shareholders and until his successor has been duly elected and qualified. There are no family relationships among our directors, nominees for director or our executive officers.

Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, the Board, upon the recommendation of the Nominations and Corporate Governance Committee, may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

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The Board unanimously recommends that the shareholders vote "FOR" Proposal 1 to elect Dwight Babcock, Robert Kauffman, Thomas LaVoy and Philip Vitale, M.D. as directors for a one year term expiring at the Fiscal 2015 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

Directors

Set forth below is certain information as of January 16, 2014 regarding our current directors that have been nominated for re-election, including biographical information.

Mr. LaVoy and Mr. Kauffman took office in July 2005, Mr. Babcock took office in March 2006 and Dr. Vitale took office on January 15, 2014 following the resignation of former director Al Smith. Dr. Vitale was recommended to serve on the Board by a non-management director of the Company.

Name	Age	Position Held	Term
Dwight Babcock	66	Chairman, Chief Executive Officer	Annual
Robert Kauffman	73	Vice-Chairman	Annual
Thomas LaVoy	54	Director	Annual
Philip Vitale	67	Director	Annual

Dwight Babcock – Mr. Babcock was appointed CEO of the Company on February 18, 2009. He was previously appointed Chairman and Interim CEO of the Company on February 26, 2008 and has served as a Director of the Company since 2006. Mr. Babcock has served as Chairman and Chief Executive Officer of Apex Data Systems, Inc., an information technology company, since 1975. Apex Data Systems automates the administration and claims adjudication needs of insurance companies both nationally and internationally. Mr. Babcock was formerly President and CEO of Babcock Insurance Corporation (BIC) from 1974 until 1985. BIC was a nationally recognized third party administrator operating within 35 states. Mr. Babcock has knowledge and experience in the equity arena and has participated in various activities within the venture capital, private and institutional capital markets. Mr. Babcock studied marketing and economics at the University of Arizona where he currently serves on the University of Arizona Astronomy Board. Mr. Babcock brings over 35 years of CEO-level experience to his service on the Company's Board.

Robert Kauffman – Mr. Kauffman has been a Director of the Company since 2005 and was appointed Vice-Chairman of the Company on February 26, 2008. Mr. Kauffman has served as Chief Executive Officer and Chairman of the Board of Alanco Technologies, Inc. (OTCBB: ALAN), an Arizona-based company previously in the information technology industry, since July 1, 1998. Mr. Kauffman was formerly President and Chief Executive Officer of NASDAQ-listed Photocomm, Inc., from 1988 until 1997 (since renamed Kyocera Solar, Inc.). Photocomm was the nation's largest publicly owned manufacturer and marketer of wireless solar electric power systems with annual revenues in excess of $35 million. Prior to Photocomm, Mr. Kauffman was a senior executive of the Atlantic Richfield Company (ARCO) whose varied responsibilities included Senior Vice President of ARCO Solar, Inc., President of ARCO Plastics Company and Vice President of ARCO Chemical Company. Mr. Kauffman earned an M.B.A. in Finance at the Wharton School of the University of Pennsylvania, and holds a B.S. in Chemical Engineering from Lafayette College, Easton, Pennsylvania. Mr. Kauffman has substantial experience in serving as CEO for public companies, and brings these skills to his service on the Company's Board.

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Thomas LaVoy – Mr. LaVoy has been a Director of the Company since 2005. Mr. LaVoy has served as Chief Financial Officer of SuperShuttle International, Inc., since July 1997 and as Secretary since March 1998. SuperShuttle is one of the largest providers of shuttle services in major cities throughout the West and Southwest regions of the United States. He has also served as a director of Alanco Technologies, Inc. (OTCBB: ALAN) since 1998 and presently serves on its audit committee. From September 1987 to February 1997, Mr. LaVoy served as Chief Financial Officer of NASDAQ-listed Photocomm, Inc. Mr. LaVoy was a Certified Public Accountant with the firm of KPMG Peat Marwick from 1980 to 1983. Mr. LaVoy has a Bachelor of Science degree in Accounting from St. Cloud University, Minnesota, and is a Certified Public Accountant – inactive in the State of Minnesota. Mr. LaVoy brings over 25 years of CFO experience for progressively growing companies in multiple industries to his service on the Company's Board.

Philip J. Vitale – Dr. Vitale, who began serving on the Board on January 15, 2014, is a board certified urologist. He practiced Urology from 1978 to 2005 at Lovelace Health Systems in Albuquerque. He also served on the Board of Governors for 9 years and held various administrative positions including Chief Medical Officer and Senior Vice President at Lovelace. He has been the staff urologist at Albuquerque VA Medical Center since 2005, serving as Chief of the Urology section from 2008 to 2014. Dr. Vitale is also an Assistant Professor at the University of New Mexico, Division of Urology. He is a member of the American Urological Association and the South Central Section of the American Urological Association. Dr. Vitale's current clinical trials include: chemotherapy after prostatectomy (cap); a phase III randomized study for high risk prostate carcinoma; RTOG 0415 a phase III randomized study of hypofractionated 3d-crt/imrt versus conventionally fractionated 3d-crt/imrt in patients with favorable-risk prostate cancer; RTOG 0815 a phase III prospective randomized trial of dose-escalated radiotherapy with or without short-term androgen deprivation therapy for patients with intermediate-risk prostate cancer; and YP19A1 gene and pharmacogenetics of response to testosterone therapy. Dr. Vitale holds a BA in Biology from LaSalle College and obtained his M.D. from the New Jersey College of Medicine and Dentistry. He received his M.S. in Health Services Administration from the College of St. Francis. Dr. Vitale brings to the Board medical expertise in the industries the Company is targeting.

Board Leadership Structure

Our CEO also serves as Chairman of our Board of Directors, and we have an independent Vice Chairman. The Board has determined that this structure is appropriate because it believes that at this time it is optimal to have one person speak for and lead the Company and the Board, and that the CEO should be that person. We believe that our Vice Chairman position being held by an independent director, the strength of our independent directors and our overall governance practices minimize any potential conflicts that otherwise could result from combining the positions of Chairman and CEO.

Our Vice Chairman since February 2008 has been Robert Kauffman. The Vice Chairman presides at meetings of our independent directors. The Vice Chairman may call for other meetings of the independent directors or of the full Board if he deems it necessary. The Vice Chairman also consults with the Chairman regarding meeting agendas, and serves as the principal liaison between the independent directors and the Chairman.

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Risk Oversight

Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. The Board as a whole exercises its oversight responsibilities with respect to strategic, operational and competitive risks, as well as risks related to crisis management and executive succession issues. The Board has delegated oversight of certain other types of risks to its committees. The Audit Committee oversees our policies and processes relating to our financial statements and financial reporting, risks relating to our capital, credit and liquidity status, and risks related to related person transactions. The Compensation Committee oversees risks related to our compensation programs and structure, including our ability to motivate and retain talented executives. The Nominations and Corporate Governance Committee oversees risks related to our governance structure and succession planning for Board membership.

In addition, our Compensation Committee has reviewed risks related to our compensation programs and structure, and has determined that the Company's compensation policies and practices do not encourage excessive or unnecessary risk taking reasonably likely to result in a material adverse effect on the Company.

We believe that our Board leadership structure as discussed above promotes effective oversight of the Company's risk management for the same reasons that we believe the structure is most effective for the Company in general, namely, by providing unified leadership through a single person, while allowing for input from our Vice Chairman and other independent directors, all of whom are fully engaged in Board deliberations and decisions.

Board Committees and Meetings

During the fiscal year ended June 30, 2013, the Board held three regularly scheduled and special meetings and took action by written consent on five separate occasions. The Board has an Audit Committee, a Compensation Committee and a Nominations and Corporate Governance Committee.

Audit Committee. The Audit Committee is responsible to the Board for the areas of audit and compliance and oversees the Company's financial reporting process, including monitoring the integrity of the financial statements and the independence and performance of the auditors and supervises the Company's compliance with legal and regulatory requirements. The Committee operates under a charter approved by the Board. The Audit Committee Charter was attached as Appendix A to the Proxy Statement for the Annual Meeting held in February 2012. The current members of the Audit Committee are Mr. LaVoy (Chairman), Mr. Kauffman and Dr. Vitale. The Board has determined that Mr. LaVoy and Mr. Kauffman are "audit committee financial experts" as defined under SEC rules. The Board has affirmatively determined that none of the members of the Audit Commitee have a material relationship with the Company that would interfere with the exercise of independent judgment and each of the members of the Audit Committee are "independent" as independence is defined in Section 121(A) of the listing standards of the NYSE MKT and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Compensation Committee. The Compensation Committee is responsible for establishing and reviewing the compensation and employee benefit policies of the Company. The members of the Compensation Committee are Dr. Vitale (Chairman) and Mr. Kauffman, each of whom are "independent" directors within the meaning of SEC rules and NYSE MKT listing standards. The Committee operates under a charter approved by the Board. The Committee's charter as approved by the Board is attached as Appendix A to this Proxy Statement. The Compensation Committee reviews and recommends to the Board for approval the compensation for the Company's Chief Executive Officer and all of its other executive officers, including salaries, bonuses and grants of awards under, and administration of, the Company's equity incentive plans. The Compensation Committee, among other things, reviews the candidates that the CEO recommends to the Board to whom awards will be made under the Company's equity incentive plans, determines the number of options to be awarded, and the time, manner of exercise and other terms of the awards. Although the Committee's charter authorizes the committee to retain an independent consultant, no third party compensation consultant was engaged for fiscal year 2013.  The Chief Executive Officer provides input to the Compensation Committee with respect to the individual performance and compensation recommendations for all executive officers and employees.

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Nominations Committee. The Nominations and Corporate Governance Committee consists of three directors who have all been determined to be "independent" as defined by applicable SEC rules and NYSE MKT listing standards. Mr. LaVoy and Dr. Vitale currently serve on the Nominations and Corporate Governance Committee and Mr. Kauffman serves as its Chairman. The Committee identifies and solicits recommendations from management of qualified individuals as prospective Board members. The Committee also recommends the director nominees to the Board for election at the annual meeting of shareholders. The Committee oversees the annual review and evaluation of the performance of the Board and its committees, and develops and recommends corporate governance guidelines to the Board. In addition, the Committee examines, evaluates, and monitors the independence of directors for general Board positions as well as for specific committee duties, and evaluates specific qualifications for members serving as audit committee financial experts. The Committee's charter as approved by the Board was attached as Appendix B to the Proxy Statement for the Annual Meeting held in February 2012.

The Board and its committees may retain outside advisors as they determine necessary to fulfill their responsibilities. All committees report their activities to the full Board. Each committee charter is posted on the IsoRay website – www.isoray.com.

Each Board member attended at least 75% of the aggregate meetings of the Board and of the Committees on which he served that were held during the period for which he was a Board or Committee member in the Company's fiscal year ended June 30, 2013 except for Mr. Kauffman who attended 71% of these meetings.

The following table summarizes the membership of the Board and each of its committees during the fiscal year ended June 30, 2013, as well as the number of times each committee met or took action by written consent during the fiscal year ended June 30, 2013.

	Board	Audit	Compensation	Nominations
Dwight Babcock	Chair
Robert Kauffman	Vice-Chair	Member	Member	Chair
Thomas LaVoy	Member	Chair		Member
Albert Smith	Member	Member	Chair	Member
Number of Meetings Held and Consents Taken in Fiscal 2013	8	4	1	1

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Executive Sessions

Pursuant to the listing standards of the NYSE MKT, the independent directors are required to meet at least annually in executive sessions. Generally, those sessions are chaired by the Vice Chairman. During fiscal 2013, the Vice Chairman was Mr. Kauffman. During these executive sessions, the Vice Chairman has the power to lead the meeting, set the agenda and determine the information to be provided. During fiscal 2013, the Board held one executive session. The Vice Chairman can be contacted by writing to Vice Chairman, IsoRay, Inc., c/o Krista Cline, Secretary, 350 Hills Street, Suite 106, Richland, Washington 99354. We screen mail addressed to the Vice Chairman for security purposes and to ensure that it relates to discrete business matters that are relevant to our Company. Mail that satisfies these screening criteria will be forwarded to the Vice Chairman.

Report of the Audit Committee of the Board of Directors

The Audit Committee consists of three outside directors, each of whom has been determined to be financially literate and meets the independence standards for members of public company audit committees set forth in SEC rules adopted under the Sarbanes-Oxley Act of 2002 and applicable NYSE MKT listing standards. The Committee operates under a written charter adopted by the Board. Committee members include independent directors Thomas LaVoy (Chair), Robert Kauffman and Philip Vitale. Both Mr. LaVoy and Mr. Kauffman have each been determined to be qualified as an "audit committee financial expert" as defined in Item 407 of Regulation S-K.

Management is responsible for the Company's internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

The Committee provides assistance to the Board in fulfilling its oversight responsibilities relating to corporate accounting and reporting practices of the Company toward assurance of the quality and integrity of its consolidated financial statements. The purpose of the Committee is to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; oversee, review and appraise the audit activities of the Company's independent auditors and internal auditing function; and maintain complete, objective and open communication between the Board, the independent accountants, financial management, and the internal audit function. The Audit Committee met four times during the 2013 fiscal year.

The Company's independent auditor reports directly to the Committee. The Audit Committee is solely responsible to appoint or replace the Company's independent auditor, and to assure the auditor's independence and to provide oversight and supervision thereof. The Committee determines compensation of the independent auditor and has established a policy for approval of non-audit related engagements awarded to the independent auditor. Such engagements must not impair the independence of the auditor with respect to the Company, as prescribed by the Sarbanes-Oxley Act of 2002; thus payment amounts are limited and non-audit related engagements must be approved in advance by the Committee. The Committee determines the extent of funding that the Company must provide to the Committee to carry out its duties, and has determined that such amounts were sufficient in fiscal 2013.

With respect to the fiscal year ended June 30, 2013, in addition to its other work, the Committee:

•	Reviewed and discussed with management the audited consolidated financial statements of the Company as of June 30, 2013 and the year then ended;

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•	Discussed with DeCoria, Maichel & Teague, P.S. the matters required to be discussed by Auditing Standard No. 16, "Communications with Audit Committees," as adopted by the Public Company Accounting Oversight Board ("PCAOB"), with respect to its review of the findings of the independent auditor during its examination of the Company's financial statements; and

•	Received from DeCoria, Maichel & Teague, P.S. the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Audit Committee concerning independence. In addition, discussed with the auditors the firm's independence and determined that independence had been maintained.

The Committee recommended, based on the review and discussion summarized above, that the Board include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2013 for filing with the SEC.

AUDIT COMMITTEE
Thomas LaVoy, Chair
Robert Kauffman

The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

Nomination Process

The Nominations and Corporate Governance Committee is the nominating committee of the Board. The Committee is governed by the Company's Articles of Incorporation and Bylaws with respect to the nominations process. The Committee is responsible for recommending nominees for nomination by the Board for election to the Board. The Committee will consider nominations from shareholders, provided that such nominations are received by the Company's Secretary in accordance with the Articles of Incorporation, the Bylaws, and the date set in the prior year's proxy statement.

The Committee will perform the following duties with respect to director nominations: (a) consider the criteria for identifying and recommending individuals who may be nominated for election to the Board; (b) provide a recommendation to the Board of the slate of nominees for election to the Board; (c) as the need arises, make recommendations to fill vacancies and actively seek individuals qualified to become Board members; and (d) consider shareholder nominations for the Board when properly submitted in accordance with the Company's Articles of Incorporation and Bylaws.

The Committee will consider candidates for the Board who are recommended by its members, other Board members, shareholders and management, as well as those identified by a third party search firm the Company may retain to assist in identifying and evaluating possible candidates. The Committee evaluates candidates recommended by shareholders in the same manner that it evaluates other candidates. The Committee's evaluations will be based upon several criteria, including the candidate's broad-based business and professional skills and experiences; commitment to representing the long-term interests of shareholders; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; personal and professional ethics; personal integrity and judgment; and practical wisdom and sound judgment. Candidates should have reputations, both personal and professional, consistent with the Company's image and reputation.

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At a minimum, the majority of directors on the Board should be "independent," not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the medical isotope industry. Accordingly, the Committee seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. The Company does not have a formal policy related to consideration of diversity in identifying director nominees.

The Committee will utilize the following process for identifying and evaluating nominees to the Board. In the case of incumbent directors whose terms of office are set to expire, the Committee will review such directors' overall service to the Company during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new director candidates, the members of the Committee will be polled for suggestions as to potential candidates that may meet the criteria above, discuss candidates suggested by Company shareholders and may also engage, if the Committee deems appropriate, a professional search firm. To date, the Board and the Committee have not engaged professional search firms to identify or evaluate potential nominees but may do so in the future, if necessary. The Committee will then meet to discuss and consider these candidates' qualifications and then choose a candidate to recommend by majority vote.

FY 2013 Director Compensation

				Non-equity	Non-qualified
	Fees earned	Stock	Option	incentive plan	deferred	All other
	or paid in	Awards	Awards	compensation	compensation	compensation
Name	cash ($)	($)	($)	($)	($)	($)	Total ($)
Robert Kauffman	61,000	-	-	-	-	-	61,000
Thomas LaVoy	49,000	-	-	-	-	-	49,000
Albert Smith	25,000	-	-	-	-	-	25,000

During fiscal year 2013, each non-employee director received cash compensation of $2,000 per month. In addition, each non-employee director had the right to receive $1,000 per Board meeting attended in person or $500 per Board meeting attended via telephone and $500 per committee meeting attended, but only received $1,000 each during fiscal year 2013 for meetings attended during the fiscal year whether attended in person or by telephone. Mr. Kauffman received an additional $3,000 per month for serving as Vice-Chairman, and Mr. LaVoy received an additional $2,000 per month for serving as Audit Committee Chairman. Each non-employee director had stock options to purchase shares of the Company's common stock outstanding as of June 30, 2013 as follows - Mr. Kauffman and Mr. LaVoy each had stock options to purchase 150,000 shares of common stock and Mr. Smith had stock options to purchase 175,000 shares of common stock.

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Code of Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our officers, directors and employees and a separate Code of Ethics for Chief Executive Officer and Senior Financial Officers that supplements our Code of Conduct and Ethics. The Code of Conduct and Ethics was previously filed as Exhibit 14.1 to our Form 10-KSB for the period ended June 30, 2005, and the Code of Ethics for Chief Executive Officer and Senior Financial Officers was previously filed as Exhibit 14.2 to this same report. The Code of Ethics for Chief Executive Officer and Senior Financial Officers is also available to the public on our website at http://www.isoray.com/about. Each of these policies comprises written standards that are reasonably designed to deter wrongdoing and to promote the behavior described in Item 406 of Regulation S-K promulgated by the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the Company's common stock and voting preferred stock as of January 6, 2014 for (a) each person known by the Company to be a beneficial owner of five percent or more of the outstanding common or Series B preferred stock of the Company, (b) each executive officer, director and nominee for director of the Company, and (c) directors and executive officers of the Company as a group. As of January 6, 2014, the Company had 38,419,502 shares of common stock and 59,065 shares of Series B preferred stock outstanding. Except as otherwise indicated below, the address for each listed beneficial owner is c/o IsoRay, Inc., 350 Hills Street, Suite 106, Richland, Washington 99354.

Common Stock Share Ownership

Name of Beneficial Owner	Common Shares Owned	Common Stock Options(1)	Common Stock Warrants(1)	Convertible Preferred Stock(1)		Percent of Class (2)
Dwight Babcock(3)	284,068	750,000	12,500	-		2.67%
Brien Ragle	-	40,333	-	-		0.10%
Robert Kauffman	113,802	150,000	-	-		0.68%
Thomas LaVoy	83,523	150,000	-	-		0.61%
Albert Smith	198,101	175,000	-	-		0.97%
Philip J. Vitale, M.D.	-	-	-	-		-
Fredric Swindler	-	115,833	-	-		0.30%
William Cavanagh III	-	94,999	-	-		0.25%
Directors and Executive Officers as a group	679,454	1,476,165	12,500	0		5.43%
Sabby Healthcare Volatility Master Fund, Ltd. & Sabby Volatility Warrant Master Fund, Ltd. (4)	250,170	-	5,648,738	3,121,480	(5)	19.12	%(6)

1)	Only includes those common stock options, common stock warrants and convertible stock that could be exercised or converted into common stock within 60 days after January 6, 2014.
2)	Percentage ownership is based on 38,419,502 shares of Common Stock outstanding on January 6, 2014. Shares of Common Stock subject to convertible preferred stock, stock options or warrants which are currently convertible or exercisable or will become convertible or exercisable within 60 days after January 6, 2014 are deemed outstanding for computing the percentage ownership of the person or group holding such convertible preferred stock, options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person or group.
3)	Mr. Babcock's common shares owned include 2,695 shares owned by his spouse.

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4)	Based on information provided to the Company by the Sabby Funds as of January 6, 2014. Each of Sabby Healthcare Volatility Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. has indicated to the Company that Hal Mintz has voting and investment power over the shares held by it. Each of the Sabby Funds has also indicated to the Company that Sabby Management, LLC serves as its investment manager, that Hal Mintz is the manager of Sabby Management, LLC and that each of Sabby Management, LLC and Hal Mintz disclaim beneficial ownership over these shares except to the extent of any pecuniary interest therein.
5)	Represents the shares of common stock to be received upon conversion of the Series D Convertible Preferred Stock, which were convertible as of January 6, 2014, held by the beneficial owner. Between the record date and the date of this proxy statement, the beneficial owner converted all of the Series D Preferred Stock into shares of common stock.
6)	This beneficial owner may not convert the preferred stock into or exercise the warrants for shares of the Company's common stock if, as a result of the conversion, the owner, together with affiliates, would own more than 9.99% of the total shares of the Company's common stock then issued and outstanding.

Series B Preferred Stock Share Ownership

	Series B
	Percent of
	Shares	Preferred
Name of Beneficial Owner	Owned	Class (1)
Aissata Sidibe (2)	20,000	33.86%
William and Karen Thompson Trust (3)	14,218	24.07%
Jamie Granger (4)	10,529	17.83%
Hostetler Living Trust (5)	9,479	16.05%
Leslie Fernandez (6)	3,688	6.24%

1)	Percentage ownership is based on 59,065 shares of Series B Preferred Stock outstanding on January 6, 2014.
2)	The address of Ms. Sidibe is 229 Lasiandra Ct, Richland, WA 99352.
3)	The address of the William and Karen Thompson Trust is 285 Dondero Way, San Jose, CA 95119.
4)	The address of Jamie Granger is 53709 South Nine Canyon Road, Kennewick, WA 99337.
5)	The address of the Hostetler Living Trust is 9257 NE 175th Street, Bothell, WA 98011.
6)	The address of Leslie Fernandez is 2615 Scottsdale Place, Richland, WA 99352.

No officers or directors beneficially own shares of any class of Preferred Stock.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to Section 16(a). The information in this section is based solely upon a review of Forms 3, Forms 4, and Forms 5 received by us.

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We believe that IsoRay's executive officers, directors and 10% shareholders timely complied with their filing requirements during the year ended June 30, 2013, except as follows – Brien Ragle (one Form 4). This Form 4 was filed late.

Executive Officers

Set forth below is certain information as of January 16, 2014 regarding our current executive officers, including biographical information.

Mr. Babcock took office on February 26, 2008, Mr. Ragle became our principal accounting officer and principal financial officer on October 2, 2009 and was promoted to chief financial officer on October 1, 2013, and Mr. Swindler and Mr. Cavanagh were deemed to be executive officers by the Board effective October 12, 2010. Our Board appoints our officers, and their terms of office are at the discretion of the Board. None of our officers have employment contracts, except for Mr. Swindler.

On September 6, 2013, the Company and its wholly-owned subsidiary IsoRay Medical, Inc. ("Medical") entered into an Employment Agreement (the "Employment Agreement") with Fredric Swindler, Medical's existing Vice President, Regulatory Affairs and Quality Assurance. Pursuant to the Employment Agreement, Mr. Swindler continues to be employed by Medical as a Vice President, but on a part-time basis of up to 20 hours per month, as part of the transition process for Mr. Swindler's planned future retirement. The Employment Agreement provides for (i) a term through September 9, 2014, (ii) a monthly retainer of $2,000, and (iii) other customary provisions contained in similarly situated employment agreements. The Employment Agreement does not provide for any severance payments.

Name	Age	Position Held

Dwight Babcock	66	CEO
Brien Ragle	44	CFO
Fredric Swindler#	66	Vice-President
William Cavanagh	48	Vice President, Research and Development

# Mr. Swindler transitioned to part-time employment in September 2013, as part of retirement planning.

Dwight Babcock – Mr. Babcock was appointed CEO of the Company on February 18, 2009. He was previously appointed Chairman and Interim CEO of the Company on February 26, 2008 and has served as a Director of the Company since 2006. Mr. Babcock has served as Chairman and Chief Executive Officer of Apex Data Systems, Inc., an information technology company, since 1975. Apex Data Systems automates the administration and claims adjudication needs of insurance companies both nationally and internationally. Mr. Babcock was formerly President and CEO of Babcock Insurance Corporation (BIC) from 1974 until 1985. BIC was a nationally recognized third party administrator operating within 35 states. Mr. Babcock has knowledge and experience in the equity arena and has participated in various activities within the venture capital, private and institutional capital markets. Mr. Babcock studied marketing and economics at the University of Arizona where he currently serves on the University of Arizona Astronomy Board. Mr. Babcock brings over 35 years of CEO-level experience to his service on the Company's Board.

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Brien Ragle – Mr. Ragle has over 15 years of finance and accounting experience, including SEC reporting, financial reporting, cost, project, and management accounting in addition to performing operational analysis. Mr. Ragle became IsoRay's Controller – Principal Financial and Accounting Officer in October 2009 and its Chief Financial Officer in October 2013. Mr. Ragle was IsoRay's Cost Accounting Manager from January 2007 until October 2009. Before joining IsoRay in January 2007 as Cost Accounting Manager, Mr. Ragle was employed by BNG America, LLC, a wholly-owned subsidiary of Energy Solutions, LLC (ES) from 2005 to 2006 as Project Accounting Manager for all projects located in the Western United States and from 2000 to 2004 as a Business Unit Controller by SCM Consultants, Inc, a wholly-owned subsidiary of Tetra Tech, Inc (TTEK). Mr. Ragle holds Bachelor of Arts degrees in Business Administration, with an emphasis in accounting, and in Hospitality Management from Washington State University. Mr. Ragle is a Certified Public Accountant in the State of Washington and designated as a Chartered Global Management Accountant by the American Institute of Certified Public Accountants. Mr. Ragle filed for personal bankruptcy under Chapter 13 of the U.S. Bankruptcy Code on January 26, 2011.

Fredric Swindler – Mr. Swindler joined IsoRay Medical in October 2006, serving as Vice President, Regulatory and Quality Affairs until September 6, 2013, when he began serving as Vice President on a part-time basis as part of his transition to retirement. Mr. Swindler has over 40 years experience in manufacturing and regulatory compliance. Mr. Swindler also served as Secretary for IsoRay, Inc. from June 11, 2008 through September 6, 2013. Mr. Swindler served as VP, Quality Assurance and Regulatory Affairs for Medisystems Corporation, a manufacturer and distributor of medical devices, from 1994 until joining the Company. During his tenure at Medisystems Corporation, Mr. Swindler developed a quality system to accommodate vertically integrated manufacturing, developed regulatory strategies, policies and procedures, and submitted nine pre-market notifications (510(k)) to the FDA. Prior to this, Mr. Swindler held various positions with Marquest Medical Products from 1989 to 1994, Sherwood Medical Products from 1978 to 1989, Oak Park Pharmaceuticals in 1978, and Mead Johnson & Company from 1969 to 1978. Mr. Swindler holds a Bachelor of Science degree in Biomedical Engineering from Rose-Hulman Institute of Technology and a Masters of Business Administration from the University of Evansville.

William Cavanagh III – Mr. Cavanagh joined IsoRay Medical in January 2010 and serves as Vice President, Research and Development. Immediately prior to joining IsoRay Medical, Mr. Cavanagh was engaged in the research and development of dendritic cell therapies for cancer and infectious diseases.  He served as Chief Scientific Officer for Sangretech Biomedical, LLC for the six years prior to joining IsoRay Medical. At Sangretech, he oversaw the design and implementation of a novel cancer therapy.  Mr. Cavanagh began his extensive career in cancer treatment technologies  in the early 1990s, when he helped lead research and development of a therapy involving the insertion of radioactive sources directly into the prostate for the treatment of prostate cancer (prostate brachytherapy).  He has designed several cancer treatment-related studies, is listed as an author on 34 peer-reviewed publications, and is the listed inventor on a U.S. patent application detailing a novel treatment for cancer.   Mr. Cavanagh has also served as Director of the Haakon Ragde Foundation for Advanced Cancer Studies in Seattle, Washington, where he led the research foundation in the selection of viable research projects directed at treating advanced cancers. Mr. Cavanagh holds a B.S. in Biology from the University of Portland (Oregon) and completed two years of medical school before beginning his career in research management.

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Significant Employees

A significant employee of our subsidiary, IsoRay Medical, Inc., and his age as of January 16, 2014 are set forth in the table below. Also provided is a brief description of the experience of our significant employee during the past five years.

Name	Age	Position Held & Tenure
Lane Bray	85	Chief Chemist

Lane Bray – Mr. Bray is known nationally and internationally as a technical expert in separations, recovery, and purification of isotopes and is a noted authority in the use of cesium and strontium ion exchange for Department of Energy's West Valley and Hanford nuclear waste cleanup efforts. In 2000, Mr. Bray received the 'Radiation Science and Technology' award from the American Nuclear Society. Mr. Bray has authored or co-authored over 110 research publications, 12 articles for nine technical books, and holds 28 U.S. and foreign patents. Mr. Bray patented the USDOE/PNNL process for purifying medical grade Yttrium-90 that was successfully commercialized in 1999. Mr. Bray also invented and patented the proprietary isotope separation and purification process that is assigned to IsoRay. Mr. Bray was elected 'Tri-Citian of the Year' in 1988, nominated for 'Engineer of the Year' by the American Nuclear Society in 1995, and was elected 'Chemist of the Year for 1997' by the American Chemical Society, Eastern Washington Section. Mr. Bray retired from the Pacific Northwest National Laboratory in 1998. Since retiring in 1998, Mr. Bray worked part time for PNNL on special projects until devoting all of his efforts to IsoRay in 2004. Mr. Bray has been a Washington State Legislator, a Richland City Councilman, and a Mayor of Richland. Mr. Bray has a B.A. in Chemistry from Lake Forest College.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during our past two fiscal years awarded to, earned by or paid to each of the following individuals. Salary and other compensation for these officers and employees are set by the Compensation Committee of the Board of Directors, except for employee compensation which is set by officers of the Company.

Summary Compensation Table

							Nonqualified
						Non-equity	deferred
				Stock	Option	incentive plan	compensation	All other
		Salary	Bonus	awards	awards	compensation	earnings	compensation	Total
Name and principal position	Year	($)	($)	($)	($) (1)	($)	($)	($)	($)
Dwight Babcock	2013	284,394	-	-	-	-	-	-	284,394
Chairman and CEO	2012	276,212	-	-	42,078	-	-	-	318,290
Fredric Swindler	2013	167,908	-	-	-	-	-	-	167,908
VP–QA / RA	2012	163,077	-	-	5,680	-	-	-	168,757
William Cavanagh	2013	154,327	-	-	-	-	-	-	154,327
VP – R&D	2012	154,039	-	-	15,148	-	-	-	169,187
Robert Bilella	2013	97,200	63,275	-	-	-	-	-	160,475
NE Area Sales Director	2012	97,200	85,270	-	-	-	-	-	182,470

(1)	Amounts represent the ASC 718, Compensation – Stock Compensation valuation for the fiscal years ended June 30, 2013 and 2012, respectively. All such options were awarded under one of the Company's stock option plans. All options awarded (with the exception of Mr. Babcock's stock option grants that were immediately vested on the grant date) vest in three equal annual installments beginning with the first anniversary from the date of grant and expire ten years after the date of grant. All options were granted at the fair market value of the Company's stock on the date of grant and the Company used a Black- Scholes methodology as discussed in the footnotes to the financial statements to value the options.

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Outstanding Equity Awards at Fiscal Year-End

	Option awards
					Equity
					Incentive
					plan
					awards:
	Number of		Number of		Number of
	securities		securities		securities
	underlying		underlying		underlying
	unexercised		unexercised		unexercised	Option
	options		options		unearned	exercise	Option
	(#)		(#)		options	price	expiration
Name	exercisable		unexercisable		(#)	($)	date

Dwight Babcock,	50,000	(1)	-		-	6.30	03/31/2016
Chairman and CEO	50,000	(1)	-		-	3.80	06/23/2016
	50,000	(1)	-		-	3.11	08/15/2016
	100,000	(1)	-		-	0.75	05/13/2018
	200,000	(1)	-		-	0.26	06/01/2019
	100,000	(1)	-		-	1.43	06/30/2020
	100,000	(1)	-		-	0.99	06/07/2021
	50,000	(1)	-		-	0.98	06/27/2022
	50,000	(1)	-		-	0.58	09/05/2023

Fred Swindler	10,000	(3)	-		-	4.40	03/02/2017
Vice-President, Regulatory and Quality Affairs	10,000	(4)	-		-	4.14	06/01/2017
	10,000	(5)	-		-	0.65	07/01/2018
	50,000	(6)	-		-	0.26	06/01/2019
	20,000	(7)	-		-	1.43	06/30/2020
	13,333	(8)	6,667	(8)	-	0.99	06/07/2021
	2,500	(10)	5,000	(10)	-	0.98	06/27/2022

William Cavanagh	30,000	(9)	-		-	0.84	01/08/2020
Vice-President, Research and Development	35,000	(7)	-		-	1.43	06/30/2020
	23,333	(8)	11,667	(8)	-	0.99	06/07/2021
	6,666	(10)	13,334	(10)	-	0.98	06/27/2022

Robert Bilella	84,236	(2)	-		-	4.15	06/23/2015
NE Area Sales Director	18,000	(6)	-		-	0.26	06/01/2019
	5,000	(7)	-		-	1.43	06/30/2020
	5,000	(8)	-		-	0.99	06/07/2021

1)	Represents options issued to Mr. Babcock which were all immediately vested and exercisable. The grant dates are 10 years prior to the expiration date in the table above.

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2)	Represents the June 23, 2005 grant, all of which were exercisable as of June 23, 2008.
3)	Represents the March 2, 2007 grant, all of which were exercisable as of March 2, 2010.
4)	Represents the June 1, 2007 grant, all of which were exercisable as of June 1, 2010.
5)	Represents a July 1, 2008 grant, all of which were exercisable as of July 1, 2011.
6)	Represents a June 1, 2009 grant, all of which were exercisable as of June 1, 2012.
7)	Represents a June 30, 2010 grant, all of which were exercisable as of June 30, 2013.
8)	Represents a June 7, 2011 grant, one-third of which became exercisable on June 30, 2012, one-third of which became exercisable on June 30, 2013, and the final third will become exercisable on June 30, 2014.
9)	Represents a January 8, 2010 grant, all of which were exercisable as of January 8, 2013.
10)	Represents a June 27, 2012 grant, one-third of which became exercisable on June 27, 2013, one-third of which will become exercisable on June 27, 2014, and the final third will become exercisable on June 27, 2015.

The Company has a 401(k) plan that covers all eligible full-time employees of the Company. Contributions to the 401(k) plan are made by participants to their individual accounts through payroll withholding. Additionally, the 401(k) plan provides for the Company to make contributions to the 401(k) plan in amounts at the discretion of management. The Company has not made any contributions to the 401(k) plan and does not maintain any other retirement plans for its executives or employees.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

Patent and Know-How Royalty License Agreement

Effective August 1, 1998, Pacific Management Associates Corporation (PMAC) transferred its entire right, title and interest in an exclusive license agreement with Donald Lawrence to IsoRay, LLC (a predecessor company) in exchange for a membership interest. The terms of the license agreement require the payment of a royalty based on the Net Factory Sales Price, as defined in the agreement, of licensed product sales. Because the licensor's patent application was ultimately abandoned, only a 1% "know-how" royalty based on Net Factory Sales Price, as defined, remains applicable. To date, management believes that there have been no product sales incorporating the "know-how" and that therefore no royalty is due pursuant to the terms of the agreement. Management believes that ultimately no royalties should be paid under this agreement as there is no intent to use this "know-how" in the future.

The licensor of the Lawrence "know-how" has disputed management's contention that it is not using this "know-how". On September 25, 2007 and again on October 31, 2007, the Company participated in nonbinding mediation regarding this matter; however, no settlement was reached with the Lawrence Family Trust. After additional settlement discussions which ended in April 2008, the parties still failed to reach a settlement. The parties may demand binding arbitration at any time.

Director Independence

Using the standards of the NYSE MKT, the Company's Board has determined that Mr. Kauffman, Mr. LaVoy, and Dr. Vitale each qualify under such standards as an independent director. Mr. Kauffman, Mr. LaVoy and Dr. Vitale each meet the NYSE MKT listing standards for independence both as a director and as a member of the Audit Committee, and Mr. Kauffman and Dr. Vitale each meet the NYSE MKT listing standards for independence both as a director and as a member of the Compensation Committee. No other directors are independent under these standards. The Company did not consider any relationship or transaction between itself and these independent directors and nominee for director not already disclosed in this proxy statement in making this determination.

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Review and Approval of Related Party Transactions

The Board reviews all transactions between the Company and any of its officers and directors. The Company's Code of Ethics emphasizes the importance of avoiding situations or transactions in which personal interests may interfere with the best interests of the Company or its shareholders. In addition, the Company's general corporate governance practice includes Board-level discussion and assessment of procedures for discussing and assessing relationships, including business, financial, familial and nonprofit, among the Company and its officers and directors, to the extent that they may arise. The Board and the Nominations and Corporate Governance Committee review any transaction with an officer or director to determine, on a case-by-case basis, whether a conflict of interest exists. The Board ensures that all directors voting on such a matter have no interest in the matter and discusses the transaction with counsel as the Board deems necessary. The Board will generally delegate the task of discussing, reviewing and approving transactions between the Company and any related persons to the Nominations and Corporate Governance Committee.

Since the beginning of fiscal year 2013, we did not enter into any transactions with related persons that were subject to our related transaction policy and required to be disclosed under Item 404(a) of Regulation S-K.

Director and Officer Indemnification

Our Articles of Incorporation provide to directors and officers indemnification to the full extent provided by law, and provide that, to the extent permitted by Minnesota law, a director will not be personally liable for monetary damages to us or our shareholders for breach of his or her fiduciary duty as a director, except for liability for certain actions that may not be limited under Minnesota law. In addition, the Company has entered into indemnification agreements with each of its directors and executive officers, pursuant to which the Company has agreed to indemnify such individuals for any claims made against such individuals based on any act, omission or breach of duty committed while acting as director or officer, except under certain circumstances such as cases involving dishonesty or improper personal benefit. The Company also maintains an insurance policy under which its directors and officers are insured against certain liabilities which might arise out of their relationship with the Company as directors and officers.

Vote Required for Election

The four persons receiving the highest number of affirmative votes will be elected as directors of the Company. Votes against a nominee or withheld from voting (whether by abstention, broker non-votes or otherwise) will have no legal effect on the vote.

PROPOSAL 2 – RATIFICATION OF RE-APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has re-appointed the firm of DeCoria, Maichel & Teague, P.S. to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2014, and has directed that such re-appointment be submitted to our shareholders for ratification at the Annual Meeting. Our organizational documents do not require that our shareholders ratify the selection of our independent registered public accounting firm. If our shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain DeCoria, Maichel & Teague, P.S., but still may retain it nonetheless. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our best interests.

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A representative of DeCoria, Maichel & Teague, P.S. is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. The representative also is expected to be available to respond to appropriate questions from shareholders.

Audit and Non-Audit Fees

The Company paid or accrued the following fees in each of the prior two fiscal years to its principal accountant, DeCoria, Maichel & Teague, P.S.:

		Year ended	Year ended
		June 30,	June 30,
		2013	2012

1.	Audit fees	$60,372	$61,750
2.	Audit-related fees	2,733	-
3.	Tax fees	8,250	11,500
4.	All other fees	3,750	2,275

Totals		$75,105	$75,525

Audit fees include fees for the audit of our annual financial statements, reviews of our quarterly financial statements, and related consents for documents filed with the SEC. Audit-related fees include cost of attendance at the annual shareholder meeting. Tax fees include fees for the preparation of our federal and state income tax returns. All other fees are related to consulting costs related to the review of documents related to equity offerings that occurred in the years ended June 30, 2013 and 2012, respectively.

As part of its responsibility for oversight of the independent registered public accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accountants, DeCoria, Maichel & Teague, P.S. In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved by the Audit Committee. The Audit Committee has delegated authority to its Chairman to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit. All services pre-approved by the Chairman of the Audit Committee must be presented at the next Audit Committee meeting for review and ratification. All of the services provided by DeCoria, Maichel & Teague, P.S. described above were approved by our Audit Committee.

The Company's principal accountant, DeCoria, Maichel & Teague P.S., did not engage any other persons or firms other than the principal accountant's full-time, permanent employees.

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Vote Required

The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 2 is required to approve Proposal 2.

Any abstentions with respect to this Proposal 2 will count as votes AGAINST this Proposal 2. Any broker non-votes with respect to this Proposal 2 will not count as shares entitled to vote on this proposal and therefore will be disregarded for purposes of determining the outcome of the vote on this Proposal 2.

The Board unanimously recommends that the shareholders vote "FOR" Proposal 2 to ratify the re-appointment of DeCoria, Maichel & Teague, P.S. as the independent registered public accounting firm of the Company.

PROPOSAL 3 – Advisory (non-binding) vote TO APPROVE executive compensation

Section 14 of the Securities Exchange Act, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, requires us to hold an advisory vote, commonly known as a "say-on-pay" proposal, to approve the compensation of our named executive officers, as disclosed in this proxy statement in accordance with the rules of the SEC, not less frequently than once every three years. As described in further detail in this proxy statement, we design our named executive officer compensation programs to attract, motivate and retain the key executives who drive our success and help us maintain a strong position in our industry. We are committed to industry standards for the region in which we operate for base pay, commissions for our sales staff based on their performance, and equity payable to our named executive officers based on our performance. In addition, we design our named executive compensation to encourage long-term commitment by our named executive officers to IsoRay.

Please read the "Executive Compensation" section of this proxy statement, beginning on page 18. That section of the proxy statement, which includes our named executive officer compensation tables and related narrative discussion, provides historical details on our compensation programs and policies for our named executive officers. The executive officers and, in the case of Mr. Bilella, non-executive officer employee, named in the summary compensation table and deemed to be a "named executive officer" are Dwight Babcock, Fredric Swindler, William Cavanagh and Robert Bilella.

The compensation paid to the Company's named executive officers is intended to align their interests with their long term interests of the Company's shareholders and is based on a pay-for-performance philosophy. It is straightforward, consisting principally of salary, which must be competitive to retain the skills and experience of excellent employees, commissions where appropriate for sales improvements, and equity compensation to encourage long term commitment and team performance. Not all elements of our compensation package may be provided every year, depending on the performance of the Company and the executive or non-executive employee.

Highlights of our named executive officer compensation programs and policies are as follows:

•	We generally do not enter into employment agreements with our named executive officers, which results in a lack of severance pay obligations, lack of change in control payments, and the ability of the Board and the CEO to dismiss named executive officers at will, all of which the Board believes ultimately can save the Company ongoing severance obligations and encourage performance by the named executive officers. Our single named executive officer employment agreement, with Mr. Swindler, does not provide for severance or change in control payments.

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•	The discretionary option grants available to our CEO are linked to the success of the Company in raising capital and cutting costs.

•	The compensation of our named executive officers is not linked to the performance of the Company, except for discretionary bonuses and option grants, but is instead based on industry standards.

•	The compensation of our CFO is less than the industry norm for a CFO, as our CFO was recently promoted to this position and does not have past CFO experience.

•	Due to the continued severe impact on our business of competing in a declining market and limited success in non-prostate applications, we did not provide any meaningful increases in base salary to any named executive officer in fiscal 2013.

•	We provide named executive officers with long-term incentives in the form of stock options. These equity-based awards, which generally vest over a period of three years (except for grants to our CEO which vest immediately), link compensation with the long-term price performance of our stock, and also provide a substantial retention incentive.

•	We do not provide perquisites to our named executive officers.

We are requesting shareholder approval of the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives our shareholders the opportunity to express their views on our named executive officers' compensation. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

The Company is providing you the opportunity, as a shareholder, to endorse or not endorse our named executive pay program and policies through the following resolution:

"RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement, is hereby approved."

As provided in the Exchange Act, the vote is not binding on the Board and may not be construed as overruling a decision by the Board, nor creating or implying any additional fiduciary duty by the Board, nor be construed to restrict or limit the ability of shareholders to make proposals for inclusion in proxy materials related to named executive compensation.

The Board believes that the Company's compensation policies and procedures are strongly aligned with the long-term interests of our shareholders. Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future named executive compensation arrangements.

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Vote Required

The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 3 is required to approve Proposal 3.

Any abstentions with respect to this Proposal 3 will count as votes AGAINST this Proposal 3. Any broker non-votes with respect to this Proposal 3 will not count as shares entitled to vote on this proposal and therefore will be disregarded for purposes of determining the outcome of the vote on this Proposal 3.

The Board unanimously recommends a vote "FOR" approval of the compensation paid to the Company's named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement.

PROPOSAL 4 – ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTE

Section 14 of the Securities Exchange Act, pursuant to the Dodd-Frank Act, also requires us to hold an advisory vote, not less frequently than once every six years, on the frequency of the advisory vote to approve the compensation of our named executive officers as described in Proposal 3 in this proxy statement. Future votes, regardless of frequency, would be substantially similar in nature to the vote requested under Proposal 3. By voting on this Proposal 4, shareholders may indicate whether they would prefer that we hold a say-on-pay vote every one, two or three years. We believe that our named executive compensation is straightforward, uncontroversial and highly unlikely to provide incentives for excessive risk-taking. The Board of Directors believes that a less frequent vote would: (i) permit shareholders to focus on overall design issues rather than on the details of individual decisions, and (ii) align with the goals of our compensation arrangements which are designed to reward performance that promotes long-term shareholder value. Accordingly, we ask that you support a frequency of every three years for future shareholder advisory votes to approve the compensation of our named executive officers. We believe that a three-year cycle provides the Board and the Compensation Committee with sufficient time to thoughtfully evaluate and respond to shareholder input and effectively implement changes, as needed, to our named executive compensation program.

By voting on this Proposal 4, shareholders may indicate whether they would prefer an advisory vote to approve our named executive officer compensation every one, two or three years. The Board will consider the outcome of the vote requested by this Proposal 4 when making future decisions regarding the frequency of the "say-on-pay" vote described in Proposal 3 of this proxy statement. However, because this is an advisory vote and not binding on the Board or the Company, the Board may decide that it is in the best interest of our shareholders and the Company to hold an advisory vote on the compensation of our named executive officers more or less frequently than the frequency approved by our shareholders.

The Company is presenting the following proposal, which gives you as a shareholder the opportunity to inform the Company as to how often you wish the Company to include a proposal, similar to Proposal 3, in our proxy statement.  This resolution is required pursuant to Section 14A of the Securities Exchange Act.  While our Board of Directors intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

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"RESOLVED, that the shareholders wish the Company to include an advisory vote on the compensation of the Company's named executive officers pursuant to Section 14A of the Securities Exchange Act every:

•	1 year;

•	2 years; or

•	3 years."

Vote Required

A frequency of one year, two years or three years must receive a majority of the votes represented and entitled to vote on this proposal at the meeting to be deemed by us as the frequency for the advisory vote on named executive officer compensation that has been selected by shareholders.

Any broker non-votes with respect to this Proposal 4 will not count as shares entitled to vote on this proposal and therefore will be disregarded for purposes of determining the outcome of the vote on this Proposal 4.

The Board unanimously recommends a vote of "3 YEARS" on the proposal to include an advisory vote of the shareholders on the compensation of the Company's named executive officers pursuant to Section 14A of the Securities Exchange Act either every 1 year, every 2 years, or every 3 years.

PROPOSAL 5 - APPROVE THE COMPANY'S 2014 EMPLOYEE STOCK OPTION PLAN

On January 16, 2014, the Board unanimously adopted, subject to shareholder approval, the Company's 2014 Employee Stock Option Plan. The purpose of the 2014 Employee Stock Option Plan is to encourage selected employees, consultants and advisors to improve operations and increase profits of the Company and to accept or continue employment or association with the Company or its affiliates, to increase the interest of such persons in the Company's welfare through participation in the growth in value of the Company's common stock, and to enable the Company to attract and retain top-quality employees, officers and consultants and provide them with an incentive to enhance shareholder return. Up to 2,000,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2014 Employee Stock Plan. The full text of the 2014 Employee Stock Option Plan appears as Appendix B to this Proxy Statement and the description of the 2014 Employee Stock Option Plan herein is qualified in its entirety by reference to the text of the Plan.

The closing sales price of the Company's common stock as reported on the NYSE MKT on January 16, 2014 was $0.83.

The Board believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. The Company's existing Amended and Restated 2005 Employee Stock Option Plan and Amended and Restated 2005 Employee Stock Option Plan will both expire in 2015, leaving the Company with no equity incentive plans available for grants to its employees. Accordingly, the Board believes adoption of the 2014 Employee Stock Plan is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" the approval of the 2014 Employee Stock Plan.

26

Description of the 2014 Employee Stock Option Plan

The 2014 Employee Stock Option Plan provides for the grant of options to selected employees, consultants and advisers of the Company to purchase up to an aggregate of 2,000,000 shares of common stock. At present, there are approximately 37 persons eligible to participate in the 2014 Employee Stock Option Plan. The 2014 Employee Stock Option Plan will be administered by the Board or a committee of the Board. The administrator will have complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 2014 Employee Stock Option Plan. Options granted under the 2014 Employee Stock Option Plan may be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified options, and will be designated as such.

The exercise price of options granted under the 2014 Employee Stock Option Plan may be not less than the fair market value of the Company's common stock on the date of grant. Fair market value will be determined as provided in the 2014 Employee Stock Option Plan, which valuation methodology is intended to come within the parameters of Section 409A of the Code and the regulations thereunder. The exercise price of options intended to be incentive stock options must be 110% of fair market value if such option is granted to an employee who holds more than 10% of the total combined voting power of the Company voting securities.

In accordance with the rules under the Code for incentive stock options, the 2014 Employee Stock Option Plan provides that incentive stock options granted to any particular employee under the 2014 Employee Stock Option Plan or any other incentive option plan adopted by the Company may not "vest" for more than $100,000 in fair market value of the stock (measured on the grant date) in any calendar year. If incentive stock options granted to one optionee would vest for more than $100,000, then the exercisability of such incentive stock option will be deferred to the extent necessary to satisfy the $100,000 limit. This restriction does not apply to non-qualified options, which may be granted without regard to any limitation on the amount of common stock for which the option may "vest" in any calendar year.

In general, upon termination of employment of an optionee (except for cause), all options granted to such person which were not exercisable on the date of such termination will immediately terminate, and any options that are exercisable on such termination date will be exercisable for a period of six months (one year in the case of termination by reason of death or disability) following termination of employment.

Options may not be exercised more than ten years after the date of grant (five years after the date of grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 2014 Employee Stock Option Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. The exercise price under any option may be paid in cash or shares of common stock already owned, as may be determined by the administrator, or through a cashless exercise. Tax withholding is required at the time of exercise. Under the 2014 Employee Stock Option Plan, shares subject to canceled or terminated options are available for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the event of changes in the outstanding common stock by reason of stock dividends, stock splits, reverse stock splits, split-ups, consolidations, recapitalizations, reorganizations or like events. The 2014 Employee Stock Option Plan is effective for ten years, unless sooner terminated or suspended.

27

The Board may at any time amend, alter, suspend or discontinue the 2014 Employee Stock Option Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options except to conform to the 2014 Employee Stock Option Plan and options granted hereunder to the requirements of federal or other tax laws relating to such stock options. No amendment, alteration, suspension or discontinuance will require shareholder approval unless (a) it increases the maximum aggregate number of shares of stock that may be issued under the 2014 Employee Stock Option Plan (not including any adjustments for changes in the Company's capital structure), (b) shareholder approval is required under any applicable law, regulation or rule, including but not limited to applicable exchange rules, or (c) the Board otherwise concludes that shareholder approval is advisable.

2014 Employee Stock Option Plan Benefits

Awards under the 2014 Employee Stock Option Plan are granted at the discretion of the Board of Directors, which acts upon recommendations of the Compensation Committee. The Board determines the key employees who will receive options under the 2014 Employee Stock Option Plan and the terms of those options. Accordingly, the nature and amounts of any future awards to be made to participants in the 2014 Employee Stock Option Plan are not presently determinable.

Since the grants of option awards under the 2014 Employee Stock Option Plan will be determined at the discretion of the Board of Directors, the Company is not presently able to determine the number of options that may be granted to each named executive officer, all current executive officers as a group, and all other employees. Non-employee directors are not eligible to participate in the 2014 Employee Stock Option Plan.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences to the Company and an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) of non-qualified stock options and incentive stock options granted under the 2014 Employee Stock Option Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. The federal income tax consequences of an eligible person's award under the 2014 Employee Stock Option Plan are complex, are subject to change and differ from person to person. Each person should consult with his or her own tax adviser as to his or her own particular situation.

This discussion is based on the Code, Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this Proxy Statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that grants of incentive stock options and/or non-qualified stock options are made under the 2014 Employee Stock Option Plan.

28

Non-Qualified Options - An optionee generally recognizes no taxable income as the result of the grant of a non-qualified stock option. Upon exercise of such an option, the optionee generally recognizes ordinary income in the amount of the excess of the fair market value of the shares on the date of exercise over the option price for such shares. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the adjusted basis of the stock (i.e., the exercise price plus the amount recognized as ordinary income upon exercise of the option), will be taxed as short-term or long-term capital gain or loss, depending upon the length of time the optionee has held the stock from the date of exercise. Special rules apply under Section 16(b) of the Exchange Act if a participant exercises an option within six months of the date of grant.

No tax deduction is available to the Company upon either the grant of a non-qualified stock option or the sale of stock acquired pursuant to the exercise of such option. Subject to the limits on deductibility of employee remuneration under Section 162(m) of the Code, the Company will generally be entitled to a tax deduction at the time the non-qualified stock option is exercised in an amount equal to the amount of ordinary income recognized by the optionee upon the exercise of the option. Non-qualified stock options granted to executive officers under the 2014 Employee Stock Option Plan are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, and the Company should be entitled to a tax deduction in the amount of ordinary income recognized by such officers upon the exercise of the options. However, no tax authority or court has ruled on the applicability of Section 162(m) to the 2014 Employee Stock Option Plan. The Company retains the right to grant options under the 2014 Employee Stock Option Plan in accordance with the terms of the 2014 Employee Stock Option Plan regardless of whether the Internal Revenue Service or a court having final jurisdiction with respect to the matter ultimately determines that the non-qualified stock options granted to executive officers are not deductible under Section 162(m) of the Code.

Incentive Stock Options - Upon the grant or exercise of an incentive stock option, the grantee thereof will not recognize any income for regular federal income tax purposes. If a grantee exercises an incentive stock option and retains the shares received for at least two years after the date of grant of such option and at least one year from the date of the option exercise, any gain realized upon the subsequent sale of the shares will be characterized as long term capital gain. If a grantee disposes of shares acquired upon exercise of an incentive stock option within two years after the date of grant of such option or within one year after the date of exercise of such option, the disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the purchase price, or (2) the amount realized on the disposition minus the purchase price, will be taxed as ordinary income to the grantee in the taxable year in which the disposition occurs. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long or short-term capital gain, depending on the length of time the optionee has held the stock from the date of exercise.

The exercise of an incentive stock option may subject a grantee to alternative minimum tax liability because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the exercise price of the shares is included in income for purposes of the alternative minimum tax, even though it is not included in taxable income for purposes of determining the regular tax liability of a grantee. Consequently, a grantee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. As the application of the alternative minimum tax is complex and depends on each person's individual tax situation, a grantee should consult his or her own tax advisor in order to determine whether the exercise of an incentive stock option will subject the grantee to the alternative minimum tax.

29

In general, there will be no federal income tax deduction allowed to the Company upon the grant, exercise, or termination of an incentive stock option, or upon the sale of shares acquired pursuant to the exercise of an incentive stock option. However, in the event of a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by a grantee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Both non-qualified stock options and incentive stock options granted pursuant to the 2014 Employee Stock Option Plan are intended to be exempt from Section 409A of the Code. The final Treasury Regulations under Section 409A, issued in April 2007, exclude from the provisions of that section (i) any stock options that are incentive stock options under Section 422 of the Code, and (ii) any non-qualified stock options granted with an exercise price of not less than the fair market value of the stock on the grant date, provided that the number of shares subject to the option is fixed on the grant date. The 2014 Employee Stock Option Plan contains definitions of "fair market value" and "grant date" that are consistent with those set forth in the Treasury Regulations. As a result, both non-qualified stock options and incentive stock options granted pursuant to the 2014 Employee Stock Option Plan should not be subject to the accelerated income tax and excise tax provisions of Section 409A of the Code.

Equity Compensation Plans

On May 27, 2005, the Company adopted the 2005 Stock Option Plan (the "Option Plan") and the 2005 Employee Stock Option Plan (the "Employee Plan"), pursuant to which it may grant equity awards to eligible persons. On August 15, 2006, the Company adopted the 2006 Director Stock Option Plan (the "Director Plan") pursuant to which it may grant equity awards to eligible persons. Each of the Plans has subsequently been amended. The Option Plan allows the Board of Directors to grant options to purchase up to 1,800,000 shares of common stock to directors, officers, key employees and service providers of the Company, and the Employee Plan allows the Board of Directors to grant options to purchase up to 2,000,000 shares of common stock to officers and key employees of the Company. The Director Plan allows the Board of Directors to grant options to purchase up to 1,000,000 shares of common stock to directors of the Company. Options granted under all of the Plans have a ten year maximum term, an exercise price equal to at least the fair market value of the Company's common stock (based on the trading price on the NYSE MKT) on the date of the grant, and with varying vesting periods as determined by the Board.

As of June 30, 2013, the following options had been granted under the option plans.

	Number of	Weighted-	Number of
	securities to	average	securities
	be issued on	exercise	remaining
	exercise of	price of	available for
	outstanding	outstanding	future
	options,	options,	issuance
	warrants,	warrants,	under equity
	and rights	and rights	compensation
Plan Category	#	$	plans
Equity compensation plans approved by shareholders	N/A	N/A	N/A
Equity compensation plans not approved by shareholders	2,305,072	$1.83	1,388,046

Total	2,305,072	$1.83	1,388,046

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Vote Required

The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 5 is required to approve Proposal 5.

Any abstentions with respect to this Proposal 5 will count as votes AGAINST this Proposal 5. Any broker non-votes with respect to this Proposal 5 will not count as shares entitled to vote on this proposal and therefore will be disregarded for purposes of determining the outcome of the vote on this Proposal 5.

PROPOSAL 6 – WARRANT AMENDMENT

Description of the Warrants

On August 28, 2013, the Company entered into an Amended and Restated Underwriting Agreement (the "Underwriting Agreement") with Maxim Group LLC, as the sole book-running manager, relating to the issuance and sale of 3,800,985 common units (each a "Common Unit"), each bundling one share of Common Stock together with .816 of a warrant to purchase Common Stock (the "Warrant"), and 1,670 preferred units (each a "Preferred Unit" and, together with the securities bundled as Common Units, the "Securities"), each bundling one share of non-voting Series D Preferred Stock together with 1,525.23 Warrants to purchase Common Stock. The Common Units were offered at an initial per unit purchase price of $0.535 and the Preferred Units were offered at an initial per unit purchase price of $1,000. The Warrants are all exercisable at $0.72 per share and have a twenty-four month term, with the exercise price and term subject to reduction to $0.535 per share and an eighteen month term if shareholder approval of this Proposal 6 is obtained. The Warrants are not exercisable for the first six months after the date of issuance and are callable by the Company if the closing price of the Common Stock equals or exceeds $1.25 ($0.85 if shareholder approval of this Proposal 6 is obtained) for 10 consecutive days subject to minimum volume requirements. The shares of Common Stock and the shares of Series D Convertible Preferred Stock were issued separately from the Warrants but could only be purchased together in the offering.

Each share of our Series D Convertible Preferred Stock is convertible into 1,869.15 shares of our common stock (a conversion price of $0.535 per share of Common Stock on the stated value of $1,000) at any time at the option of the holder, subject to adjustment, provided that the holder is prohibited from converting Series D Convertible Preferred Stock into shares of our Common Stock if, as a result of such conversion, the holder, together with affiliates, would own more than 9.99% of the total shares of our common stock then issued and outstanding.

All of the Securities, including the Warrants, were purchased in the offering by the Sabby Funds, who hold the Warrants as of the date of this proxy statement.

The issuance and sale of the Securities was pursuant to the Company's shelf registration statement on Form S-3 (File No. 333-188579), which was declared effective by the SEC on June 14, 2013, and the prospectus supplement filed with the SEC on August 29, 2013.

The foregoing description of the Warrants is qualified in its entirety by reference to the description contained in the Current Report on Form 8-K filed by the Company with the SEC on August 29, 2013 and the documents filed as exhibits to such Current Report.

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Description of Amendment to the Warrants

If the shareholders approve this Proposal 6, we will memorialize the changes to the Warrants through an amendment to the Warrants, which will be filed as an exhibit to a Form 8-K. This amendment will reduce the term of the Warrants from 24 to 18 months, reduce the exercise price from $0.72 to $0.535 per share, and reduce the call price from $1.25 to $0.85 per share.

Stockholder Approval

The NYSE MKT Company Guide requires stockholder approval for the sale, issuance, or potential issuance by an issuer, other than in a public offering, of common stock (or securities convertible into common stock) equal to 20% or more of the presently outstanding stock for a price that is less than the greater of book or market value of the stock, as well as for any such issuance to a company's officers, directors, employees, or consultants, or an affiliated entity of such a person, in a private placement at a price less than the market value of the stock. The Company is subject to NYSE MKT rules because its Common Stock is listed on NYSE MKT. Shareholder approval of the amendment is required as the reduced exercise price results in the August 2013 offering being over the 20% threshold. The Company is contractually obligated to present this Proposal 6 to the shareholders and to recommend its approval.

If the approval of stockholders is not obtained for this Proposal 6, there will be no amendment to the Warrants, and the Warrants will remain in effect in their current form.

Effect of Approval of this Proposal on Current Stockholders

If the proposed amendment is approved, shareholders will face additional dilution of 18.5 cents per share if the Warrants are exercised but the term of exercise will decrease by 6 months. In addition, the terms of the call provision under the Warrants would remain in effect at a reduced price of $0.85 per share instead of $1.25 per share and the likelihood of the call provision being triggered would be increased due to the reduced price required to trigger the call.

Vote Required

The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 6 is required to approve the proposed amendment.

Sabby Healthcare Volatility Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. (collectively, the "Sabby Funds"), the beneficial owners, collectively, of less than 1% of the outstanding shares of Common Stock and voting power of the Company as of January 6, 2014 (excluding unexercised warrants and unconverted Series D preferred stock), have informed the Company that they intend to vote in favor of Proposal 6. However, under NYSE MKT rules, any votes by the Sabby Funds or their affiliates will not be counted in determining whether Proposal 6 is approved. For more information on shares beneficially owned by the Sabby Funds, see "Security Ownership of Certain Beneficial Owners and Management" herein.

Any abstentions with respect to this Proposal 6 will count as votes AGAINST this Proposal 6. Any broker non-votes with respect to this Proposal 6 will not count as shares entitled to vote on this proposal and therefore will be disregarded for purposes of determining the outcome of the vote on this Proposal 6.

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As required by contract, the Board of Directors unanimously recommends a vote FOR this Proposal 6.

OTHER INFORMATION

Other Business

It is not anticipated that there will be any business presented at the Annual Meeting other than the matters set forth in the Notice of Annual Meeting attached hereto. As of the date of this proxy statement, we were not aware of any other matters to be acted on at the Annual Meeting. If any other business should properly come before the Annual Meeting or any adjournment thereof, the persons named on the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment.

Shareholder Communications with the Board

To contact members of the Board, individually or collectively, on any subject, please address that communication to:

Krista Cline, Corporate Secretary

IsoRay, Inc.

350 Hills St., Suite 106

Richland, WA 99354

The mailing envelope for your communication should contain a clear notation that the enclosed letter is a "shareholder-board communication" or "shareholder-director communication." You must include your name and address in the written communication and indicate whether you are a shareholder of the Company. We screen mail addressed to the Board, its Committees or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters that are relevant to our Company. Mail that satisfies these screening criteria is required to be forwarded to the appropriate director or directors. The Corporate Secretary will acknowledge the receipt of the communication; inform the shareholder concerning the distribution of that communication; and when any action (if requested) would be reviewed by the Board and/or the relevant functional committee. The Corporate Secretary will notify the shareholder of any action taken by the Board in reference to the shareholder's request.

Board Attendance at Annual Meeting

While the Company does not have a formal policy regarding attendance by members of the Board at the Company's annual meetings of shareholders, it has encouraged its directors to attend this Annual Meeting and expects to continue this informal policy. Shareholders are encouraged to interact with the directors at that time. All the then-serving directors attended the last annual meeting of the Company's shareholders.

Expenses of Solicitation

The Company will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing and mailing of the Notice Regarding the Availability of Proxy Materials, this Proxy Statement, the proxy and any additional solicitation material that the Company may provide to shareholders. Proxies will be solicited by mail and may also be solicited by directors, officers and other employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission. The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward solicitation materials to the beneficial owners of shares of common and Series B preferred stock as of the Record Date and will reimburse such persons for the cost of forwarding the solicitation materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by telephone, the Internet or by completing and returning the proxy card if you receive one by mail will help to avoid additional expense. Proxies and ballots will be received and tabulated by Broadridge and the Company's Corporate Secretary, Krista Cline, will serve as the inspector of elections for the Annual Meeting.

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Adjournment of the Annual Meeting

In the event there are an insufficient number of shares of our common and Series B preferred stock present in person or by proxy at the Annual Meeting to constitute a quorum, the Board will request approval to adjourn the Annual Meeting to a later date. The place and date to which the Annual Meeting would be adjourned would be announced at the Annual Meeting.

Shareholder Proposals and Director Nominations

In order to be eligible for inclusion in the Company's proxy materials for the Fiscal 2015 Annual Meeting of Shareholders, any shareholder proposal to take action at such annual meeting must generally be received at the Company's executive offices at 350 Hills St., Suite 106, Richland, Washington 99354 no later than September 23, 2014 in order to be considered timely under SEC rules and the advance notice provisions of the Company's Bylaws. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

The notice with respect to business proposals to be brought before the annual meeting must state the shareholder's name, address and the number of shares of common stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any interest of the shareholder in the proposal.

Shareholders wishing to submit recommendations for director candidates must provide the following information in writing to the attention of the Secretary of the Company by certified or registered mail:

•	The name, address, and biography of the candidate, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice;

•	The name, address, and phone number of the shareholder or group of shareholders making the recommendation; and

•	With respect to common stock beneficially owned by the shareholder or group of shareholders making the recommendation, and to the extent any shareholder is not a registered holder, proof of the number of shares held.

To be considered by the Board for the Fiscal 2015 Annual Meeting of Shareholders and to be eligible for inclusion in the Company's proxy materials for that meeting, a director candidate nomination must be received by the Secretary by September 23, 2014 in order to be considered timely under SEC rules and the advance notice provisions of the Company's Bylaws.

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However, if the date of the Fiscal 2015 Annual Meeting is a date that is not within 30 days before or after the anniversary date of the Fiscal 2014 Annual Meeting, notice by the shareholder of a proposal must be received no later than ninety days before the date of the Fiscal 2015 Annual Meeting, or, if later, by the close of business on the 10th calendar day after the first public announcement of the date of such annual meeting. A public announcement includes disclosure in (1) a document filed by the Company with the SEC, (2) a mailed notice of the Fiscal 2015 Annual Meeting, and (3) a press release reported by a national news service. Unless otherwise provided in the Company's bylaws, a shareholder who wishes to put forth a proposal at the Fiscal 2015 Annual Meeting of Shareholders without including the proposal in the Company's proxy statement must notify the Company of such proposal by December 5, 2014. If a shareholder fails to give notice by this date, the proxy solicited by the Company for use in connection with the Fiscal 2015 Annual Meeting will confer discretionary authority on the persons named as proxies to vote in their discretion on such proposal without any discussion in the proxy statement of either the proposal or how the proxies intend to exercise their voting discretion.

HOUSEHOLDING

Unless contrary instructions are received, we may send a single copy of the Annual Report, Proxy Statement and Notice of Annual Meeting to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process is known as "householding" and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another shareholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

1. If your shares are registered in your own name, please contact our transfer agent by writing to them at Computershare Trust Company, 350 Indiana Street, Golden, Colorado 80401 (Attn: IsoRay, Inc. Representative) or calling (303) 262-0600.

2. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company has elected to incorporate by reference certain information into this Proxy Statement. By incorporating by reference, the Company can disclose important information to you by referring you to another document it has filed separately with the SEC and delivered to you with this Proxy Statement. The information incorporated by reference is deemed to be a part of this Proxy Statement. However, any statement contained in a document incorporated by reference into this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent a statement contained in this Proxy Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

This Proxy Statement incorporates by reference the information set forth under the following captions in the Company's annual report on Form 10-K for the fiscal year ended June 30, 2013 – (i) Item 6 – Selected Financial Data, (ii) Item 7 – Management's Discussion and Analysis of Financial Condition and Results of Operations, (iii) Item 7A – Quantitative and Qualitative Disclosures About Market Risk, (iv) Item 8 – Financial Statements and Supplementary Data, and (v) Item 9 – Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

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The Company's June 30, 2013 Annual Report on Form 10-K is enclosed with this Proxy Statement, and is also available over the Internet or by written request as described below.

The Company will furnish to shareholders without charge a copy of its Form 10-K for the fiscal year ended June 30, 2013, as filed with the Securities and Exchange Commission, upon receipt of a written request addressed to IsoRay, Inc., 350 Hills St., Suite 106, Richland, WA 99354, Attn: Corporate Secretary. Reports, proxy statements and other information filed by the Company are also available on the internet at the SEC's World Wide Web site at http://www.sec.gov.

MISCELLANEOUS

The Board knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors,

Krista Cline
Secretary

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Appendix A

Compensation Committee Charter

Purpose

The purpose of the Compensation Committee (the "Committee") shall be as follows:

1.          To determine, or recommend to the Board of Directors for determination, the compensation for the Chief Executive Officer (the "CEO") of the Company.

2.          To determine, or recommend to the Board of Directors for determination, the compensation for all officers of the Company other than the CEO.

3.          To produce an annual report on executive compensation for inclusion in the Company's annual proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and other regulatory bodies.

Composition

The Committee shall consist of two members of the Board of Directors, each of whom is not an officer of the company.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

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All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

As part of its review and establishment of the performance criteria and compensation of designated key executives, the Committee should meet separately at least on an annual basis with the CEO and any other corporate officers as it deems appropriate. However, the Committee should also meet from time to time without such officers present, and in all cases, such officers shall not be present at meetings at which their performance and compensation are being discussed and determined.

Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other advisors for this purpose, including the authority to approve the fees payable to such counsel or advisors and any other terms of retention.

Setting Compensation for Officers and Directors

1.          Establish and review the overall compensation philosophy of the Company.

2.          Review and approve the Company's corporate goals and objectives relevant to the compensation for the CEO and other officers, including annual performance objectives.

3.          Evaluate the performance of the CEO and other officers in light of those goals and objectives and, based on such evaluation, approve, or recommend to the full Board of Directors the approval of, the annual salary, bonus, stock options, and other benefits, direct and indirect, of the CEO and other executive officers.

4.          In approving or recommending the long-term incentive component of compensation for the CEO and other executive officers, the Committee should consider the Company's performance and relative stockholder return, the value of similar incentive awards to CEOs and other executive officers at comparable companies, and the awards given to the CEO and other executive officers in past years. The Committee is not precluded from approving awards (with the ratification of the Board of Directors) as may be required to comply with applicable tax laws, such as Rule 162(m).

5.          In connection with executive compensation programs, the Committee should do the following:

►	Review and recommend to the full Board of Directors, or approve, new executive compensation programs;

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►	Review on a periodic basis the operations of the Company's executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;

►	Establish and periodically review policies for the administration of executive compensation programs; and

►	Take steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executive and corporate performance.

6.          Establish and periodically review policies in the area of senior management perquisites.

7.          Consider policies and procedures pertaining to expense accounts of senior executives.

8.          Review and recommend to the full Board of Directors compensation of directors as well as directors' and officers' indemnification and insurance matters.

9.          Review and make recommendations to the full Board of Directors, or approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment contracts, change-in-control agreements, severance agreements, or termination arrangements, and loans to employees made or guaranteed by the Company.

Monitoring Incentive and Equity-Based Compensation Plans

10.         Review and make recommendations to the Board of Directors with respect to, or approve, the Company's incentive-compensation plans and equity-based plans, and review the activities of the individuals responsible for administering those plans.

11.         Review and make recommendations to the full Board of Directors, or approve, all equity compensation plans of the Company that are not otherwise subject to the approval of the Company's shareholders.

12.         Review and make recommendations to the full Board of Directors, or approve, all awards of shares or share options pursuant to the Company's equity-based plans.

13.         Monitor compliance by executives with the rules and guidelines of the Company's equity-based plans.

14.         Review and monitor employee pension, profit sharing, and benefit plans.

15.         Have the sole authority to select, retain, and/or replace, as needed, any compensation or other outside consultant to be used to assist in the evaluation of director, CEO, or senior executive compensation. In the event such a compensation consultant is retained, the Committee shall have the sole authority to approve such consultant's fees and other retention terms.

Reports

16.         Prepare an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations of the SEC and other applicable regulatory bodies.

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17.         Report regularly to the Board of Directors with respect to matters that are relevant to the Committee's discharge of its responsibilities and with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

18.         Maintain minutes or other records of meetings and activities of the Committee.

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Appendix B

ISORAY, INC.

2014 EMPLOYEE STOCK OPTION PLAN

1.          Establishment, Purpose and Term of Plan.

1.1           Establishment. This IsoRay, Inc. 2014 Employee Stock Option Plan (the "Plan") is hereby established effective as of January 16, 2014 (the "Effective Date").

1.2           Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

1.3           Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company. The Company intends that the Plan comply with Section 409A of the Code, including any amendments or replacements of such section, and the Plan shall be so construed.

2.           Definitions and Construction.

2.1           Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

(a)         "Affiliate" means (i) an entity, other than a Parent Corporation, that directly, or indirectly, through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term "control" (including the term "controlled by") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b)         "Assumed " means that pursuant to a Corporate Transaction either (i) an Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its parent in connection with the Corporate Transaction, with appropriate adjustments to the number and type of securities of the successor entity or its parent subject to the Award and the exercise or purchase price thereof, which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction, as determined in accordance with the instruments evidencing the agreement to assume the Award.

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(c)         "Award" means an Option granted under the Plan.

(d)         "Award Agreement" means an Option Agreement, as the case may be.

(e)         "Board" means the Board of Directors of the Company. If the Committee has been appointed by the Board to administer the Plan, "Board" also means such Committee.

(f)          "Cause" means, with respect to a Participant and unless otherwise defined by the Participant's Award Agreement or contract of employment or service, any of the following: (1) the Participant's actual or attempted theft, dishonesty, or falsification of any Participating Company documents or records or other misconduct in the performance of his or her duties (including, but not limited to, violation of Company policies, workplace rules, standards of conduct, or breaches of loyalty); (2) the Participant's disclosure of or improper use of a Participating Company's confidential or proprietary information; (3) any action by the Participant which has a material detrimental effect on a Participating Company's reputation or business; (4) the Participant's repeated failure, neglect or inability to perform any assigned duties; (5) any material breach by the Participant of any employment or service agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (6) the Participant's commission or conviction (including any plea of guilty or nolo contendere) of any felony or other crime involving fraud, dishonesty or moral turpitude. A Participant who agrees to resign his affiliation with a Participant Company in lieu of being terminated for Cause may, at the Board's discretion, be deemed to have been terminated for Cause for purposes of the Plan.

(g)         "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(h)         "Committee" means the compensation committee or other committee of the Board appointed to administer the Plan and having such powers as shall be specified by the Board, provided that unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. To the extent required by applicable regulations under Section 162(m) of the Code, the Committee shall be comprised of two or more "outside directors" (as defined in applicable regulations thereunder) who, to the extent required by Rule 16b-3, or any successor provision, shall be non-employee directors within the meaning of such Rule.

(i)          "Company" means IsoRay, Inc., a Minnesota corporation, or any successor corporation thereto.

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(j)          "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Sections 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(k)         "Corporate Transaction" means any of the following transactions:

(i)          a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)         the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)        the complete liquidation or dissolution of the Company;

(iv)        any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Board determines not to be a Corporate Transaction; or

(v)         acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, but excluding any such transaction or series of related transactions that the Board determines shall not be a Corporate Transaction.

(l)          "Director" means a member of the Board or of the board of directors of any other Participating Company.

(m)        "Disability" means a mental or physical condition that the Board determines in its judgment, and based on such evidence as it deems appropriate, renders the Participant unable to perform, with or without reasonable accommodations, the major duties of the Participant's position with the Participating Company Group, and which is expected to be permanent or of indefinite duration; provided that, for purposes of the exercise of an incentive stock option, it shall mean a total and permanent disability within the meaning of Code Section 22(e)(3).

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(n)         "Employee" means any individual that is an employee (including an Officer or a Director who is also treated as an employee) of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Board shall determine in its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Board's determination, all such determinations shall be final, binding and conclusive, notwithstanding that the Board or any court of law or governmental agency may subsequently make a contrary determination.

(o)         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(p)         "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)          If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the New York Stock Exchange, the NASDAQ Global Market, the NASDAQ Global Select Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii)         If the Stock is not listed on an established stock exchange or national market system, but the Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Stock on such date, the high bid and low asked prices for a share of Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(iii)        If, on such date, the Stock is not listed on a national or regional securities exchange or market system or regularly quoted by a recognized securities dealer, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and subject to compliance with Section 409A of the Code.

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(q)         "Good Reason" means, with respect to a Participant and unless otherwise defined by the Participant's Award Agreement or contract of employment or service, the occurrence after a Corporate Transaction of any of the following events or conditions, unless consented to by the Participant (and the Participant shall be deemed to have consented to any such event or condition unless he or she provides written notice of his or her non-acquiescence within 30 days of the effective time of such event or condition):

(i)          a change in the Participant's responsibilities or duties, which represents a material and substantial diminution in the Participant's responsibilities or duties as in effect immediately preceding the consummation of a Corporate Transaction;

(ii)         a reduction in the Participant's base salary to a level at least twenty percent (20%) below Participant's base salary in effect at any time within twelve (12) months preceding the consummation of a Corporate Transaction; provided that an across-the-board reduction in the salary level of substantially all other individuals in positions similar to the Participant's by the same percentage amount shall not constitute such a salary reduction; or

(iii)        requiring the Participant to be based at any place outside a 50-mile radius from the Participant's job location or residence prior to the Corporate Transaction, except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Corporate Transaction.

(r)          "Incentive Stock Option" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(s)         "Insider" means an Officer, a member of the Board or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(t)          "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

(u)         "Officer" means any person designated by the Board as an officer of the Company.

(v)         "Option" means a right granted under Section 6 to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(w)        "Option Agreement" means the written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Option granted to the Participant and any shares acquired upon the exercise thereof. An Option Agreement may consist of a form of "Notice of Grant of Stock Option" and a form of "Stock Option Agreement" incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

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(x)         "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

(y)         "Participant" means any eligible person who has been granted one or more Awards.

(z)         "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

(aa)       "Participating Company Group" means, at any point in time, all corporations, collectively, that are then Participating Companies.

(bb)      "Replaced" means that pursuant to a Corporate Transaction an Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or parent of either of them, which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Board and its determination shall be final, binding and conclusive.

(cc)       "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(dd)      "Securities Act" means the Securities Act of 1933, as amended.

(ee)       "Service" means a Participant's employment or service with the Participating Company Group, whether in the capacity of an Employee or a Consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the one hundred eighty-first (181st) day following the commencement of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option, unless the Participant's right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Option Agreement or Stock Purchase Agreement. Except as otherwise provided by the Board, in its discretion, the Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Board, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of and reason for such termination for purposes of the Plan.

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(ff)        "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(gg)      "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

(hh)      "Ten Percent Stockholder" means a person who, at the time an Award is granted to such person, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

2.2           Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.           Administration.

3.1           Administration of the Plan. The Plan shall be administered by the Board until the Committee has been appointed by the Board, and upon such appointment and in accordance with Sections 2.1(e) and (h) hereof, the Committee shall administer the Plan in lieu of the Board and have all of the powers of the Board granted herein (unless specifically limited by the Board), including, without limitation, the powers set forth in Section 3.2 of this Plan; provided, however, and notwithstanding the foregoing or anything herein which may be construed as being to the contrary, the Board exclusively shall have the power to and may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter and once again directly administer the Plan.

3.2           Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

(a)         to determine when, to whom and in what types and amounts Awards should be granted, and the terms and conditions applicable to each Award, including the exercise price and term of Options;

(b)         to construe and interpret the Plan and to make all determinations (including determining Fair Market Value) necessary or advisable for the administration of the Plan;

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(c)         to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability of Awards upon the termination of Services of a Participant;

(d)         to determine the terms and conditions of any and all Award Agreements (which need not be identical with respect to any Option Agreement against another), approve forms of Award Agreements for use under the Plan, and, with the consent of the Participant, to amend any such Award Agreement at any time; provided that the consent of the Participant shall not be required for any amendment which (i) does not materially adversely affect the rights of the Participant, or (ii) is necessary or advisable (as determined by the Board) to carry out the purpose of the Award as a result of any new or change in existing applicable law or accounting rules;

(e)         to accelerate the exercisability of any Award or any group of Awards for any reason and at any time, including in connection with a Participant's termination;

(f)          subject to the terms and provisions of the Plan, to extend the time during which any Award or group of Awards may be exercised;

(g)         to make such adjustments or modifications to Awards to Participants who are working outside the United States or to create and administer sub-plans as the Board deems advisable to fulfill the purposes of the Plan or to comply with applicable local law;

(h)         to cancel, with the consent of the Participant, outstanding Awards and grant new Awards in substitution therefor;

(i)          to delegate to officers, employees or independent contractors of the Company matters involving the routine administration of the Plan, and which are not specifically required by any provision of this Plan to be performed by the Board;

(j)          to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Board may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Participant;

(k)         to correct any defect, omission or inconsistency in the Plan, grant, or Award Agreement in any manner and to the extent it shall deem necessary or expedient; and

(l)          to take any other action with respect to any matters relating to the Plan for which it is responsible.

All questions of interpretation of the Plan or of any Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

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3.3           Committee Action. Upon its appointment, the Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee.

3.4            Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.5           Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in performance of his or her duties; provided, however, that within sixty (60) days after the institution of any such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

3.6           At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Participant any right to continue in the employ of, or as a Director or Consultant for, a Participating Company, or shall interfere with or restrict in any way the rights of a Participating Company, which rights are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Participant and a Participating Company.

3.7           Repricing. The Board shall have the authority, without the approval of the shareholders of the Company, to amend any outstanding Option to increase or reduce the price per share or to cancel and replace an Option with the grant of an Option having an exercise price per share that is less than, greater than or equal to the price per share of the original Option.

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4.           Shares Subject to Plan.

4.1           Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 2,000,000, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled, or if shares of Stock are acquired upon the exercise of an Award subject to a Company repurchase option and are repurchased by the Company at the Participant's exercise or purchase price, the shares of Stock allocable to the unexercised portion of such Award or such repurchased shares of Stock shall again be available for issuance under the Plan. However, except as adjusted pursuant to Section 4.2, in no event shall more than 1,000,000 shares of Stock be available for issuance pursuant to the exercise of Incentive Stock Options (the "ISO Share Limit").

4.2           Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the ISO Share Limit set forth in Section 4.1, and in the exercise price per share of any outstanding Options in order to prevent dilution or enlargement of Optionees' rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as "effected without receipt of consideration by the Company." Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

5.           Eligibility and Option Limitations.

5.1           Persons Eligible for Awards. Awards may be granted only to Employees and Consultants. For purposes of the foregoing sentence, "Employees" and "Consultants" shall include prospective Employees and prospective Consultants to whom Options are granted in connection with written offers of an employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.2           Option Grant Restrictions. An Incentive Stock Option may be granted only to a person who is an Employee on the effective date of grant of the Option to such person. Any person who is not an Employee on the effective date of the grant of an Option to such person may only be granted a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

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5.3           Fair Market Value Limitation. To the extent that Options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such Options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

6.           Terms and Conditions of Options.

Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall be subject to the following terms and conditions:

6.1           Exercise Price. The exercise price for each Option shall be established in the discretion of the Board, subject to compliance with Section 409A of the Code; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Option granted to a Ten Percent Stockholder shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2           Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that, (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee or prospective Consultant may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

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6.3           Payment of Exercise Price.

(a)         Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 8, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration. Notwithstanding any other provision of the Plan to the contrary, no Optionee who is a Director or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Options granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(b)         Limitations on Forms of Consideration.

(i)          Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and were not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(ii)         Cashless Exercise. The Board reserves, at any and all times, the right, in the Board's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

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6.4           Effect of Termination of Service.

(a)         Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein, and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after a Participant's termination of Service only during the applicable time period determined in accordance with this Section 6.4 and thereafter shall terminate:

(i)          Disability. If the Participant's Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Participant's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "Option Expiration Date").

(ii)         Death. If the Participant's Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Option by reason of the Participant's death at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date. The Participant's Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer period of time as determined by the Board, in its discretion) after the Participant's termination of Service.

(iii)        Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant's Service with the Participating Company Group is terminated for Cause, as defined by the Participant's Option Agreement or contract of employment or service (or, if not defined in any of the foregoing, as defined below), the Option shall terminate and cease to be exercisable immediately upon such termination of Service.

(iv)        Other Termination of Service. If the Participant's Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

(b)         Extension if Exercise Prevented by Law. Notwithstanding the foregoing other than termination for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 11 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

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(c)         Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing other than termination for Cause, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant's termination of Service, or (iii) the Option Expiration Date.

6.5           Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant's guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, under Rule 701 under the Securities Act and the General Instructions to Form S-8 Registration Statement under the Securities Act.

7.           Standard Forms of Agreements.

7.1           Option Agreement. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

7.2           Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of agreement described in this Section 8 either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that any such new, revised or amended standard form or forms of agreement shall be subject to the terms of the Plan as set forth herein.

8.           Change in Control.

8.1           Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

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8.2           Acceleration of Award Upon Corporate Transaction. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction and:

(a)         for the portion of each Award that is Assumed or Replaced, then such Award (if Assumed), the replacement Award (if Replaced), or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the shares of Stock at the time represented by such Assumed or Replaced portion of the Award immediately upon termination of the Participant's Service, if such Service is terminated by the successor company or the Company without Cause or voluntarily by the Participant with Good Reason within twelve (12) months after the Corporate Transaction; and

(b)         for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the shares of Stock at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided however that such accelerated portion of the Award shall terminate under Section 9.1 to the extent not exercised prior to the consummation of such Corporate Transaction.

8.3           Federal Excise Tax Under Section 4999 of the Code.

(a)         Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an "excess parachute payment" under Section 280G of the Code, the Participant may to the extent permitted by applicable law elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b)         Determination by Independent Accountants. To aid the Participant in making any election called for under Section 8.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an "excess parachute payment" to the Participant as described in Section 8.3(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the "Accountants"). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits that would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section 8.3(b).

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9.           Tax Withholding.

9.1           Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to an Option Agreement or Stock Purchase Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

9.2           Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

10.         Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock upon exercise of Awards shall be subject to compliance with all applicable requirements of federal, state and foreign securities laws. Awards may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other laws or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise be in effect with respect to the shares of Stock issuable upon such exercise or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to lawfully issue and sell any shares of Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares. As a condition to the exercise of any Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

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11.         Termination or Amendment of Plan.

The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

12.         Miscellaneous Provisions.

12.1         Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

12.2         Approval of Plan by Shareholders. The Plan may be submitted for the approval of the Company's shareholders within twelve (12) months of the date of the Board's initial adoption of the Plan. Awards requiring shareholder approval may be granted or awarded prior to such shareholder approval, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no shares of Stock shall be issued pursuant thereto prior to the time when the Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve (12) month period, all Awards that require shareholder approval and were previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

12.3         No Shareholder Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

12.4         Effect of Plans on Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for any Participating Company. Nothing in the Plan shall be construed to limit the right of any Participating Company: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of any Participating Company, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

21

12.5         Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Minnesota without regard to conflicts of laws thereof.

12.6         Section 409A. To the extent that the Board determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Option shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Board determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Board may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

12.7         No Rights to Options. No Employee, Consultant or other person shall have any claim to be granted any Option pursuant to the Plan, and neither the Company nor the Board is obligated to treat Employees, Consultants, Participants or any other persons uniformly.

12.8         Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of any Participating Company except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12.9         Expenses. The expenses of administering the Plan shall be borne by the Participating Companies.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the IsoRay, Inc. 2014 Employee Stock Option Plan as duly adopted by the Board on January 16, 2014.

/s/ Krista Cline
Krista Cline, Secretary

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M65088-P45499

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ISORAY, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Elect as directors the four nominees listed below to serve until the Fiscal 2015 Annual Meeting of Shareholders and until their successors are elected and qualified (except as marked to the contrary below):	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Dwight Babcock
02) Robert R. Kauffman
03) Thomas C. LaVoy
04) Philip J. Vitale, M.D.

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 3 years on the following proposal:

	1 Year	2 Years	3 Years	Abstain
4. Advisory vote on frequency of future executive compensation advisory votes.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
5. Approval of the 2014 Employee Stock Option Plan.	☐	☐	☐
6. Approval of the amendment to the warrants issued in the August 2013 public offering to reduce the exercise price to $0.535 per share, reduce the call price to $0.85 per share, and reduce the exercise term to 18 months.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M65089-P45499

REVOCABLE PROXY

ISORAY, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE FISCAL 2014 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Dwight Babcock and Robert Kauffman, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of common stock and Series B preferred stock of IsoRay, Inc. (the "Company") that the undersigned is entitled to vote at the Fiscal 2014 Annual Meeting of Shareholders of the Company, to be held at 3800 East Sunrise Drive, Tucson, Arizona 85718, on Wednesday, March 5, 2014, at 11:00 a.m., local time, and at any and all adjournments thereof, as indicated on the reverse side.

This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted "FOR" the election of all nominees for director listed on the reverse side of this proxy card; "FOR" proposals 2, 3, 5 and 6; and "THREE YEARS" on proposal 4. If any other business is presented at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the board of directors knows of no other business to be presented at the Annual Meeting.

The undersigned may elect to withdraw this proxy card at any time prior to its use by (1) giving written notice to Krista Cline, Corporate Secretary, 350 Hills Street, Suite 106, Richland, Washington 99354, (2) by executing and delivering a proxy card bearing a later date or (3) by voting in person at the Annual Meeting.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side